united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Income Fund
(IIXAX, IIXCX, IIXIX)
Catalyst/MAP Global Balanced Fund
(TRXAX, TRXCX, TRXIX)
Catalyst Floating Rate Income Fund
(Formerly, Catalyst/Princeton Floating Rate Income Fund)
(CFRAX, CFRCX, CFRIX)
Catalyst/SMH High Income Fund
(HIIFX, HIICX, HIIIX)
Catalyst/SMH Total Return Income Fund
(TRIFX, TRICX, TRIIX)
Catalyst/Stone Beach Income Opportunity Fund
(IOXAX, IOXCX, IOXIX)

June 30, 2018

Mutual Fund Series Trust

CATALYST FUNDS

ANNUAL REPORT

TABLE OF CONTENTS

Shareholder Letters and Investment Review	Page 1
Portfolios of Investments	Page 26
Statements of Assets and Liabilities	Page 42
Statements of Operations	Page 43
Statements of Changes in Net Assets	Page 44
Financial Highlights	Page 47
Notes to Financial Statements	Page 59
Report of Independent Registered Public Accounting Firm	Page 73
Supplemental Information	Page 75
Expense Example	Page 84
Privacy Notice	Page 85

June 30, 2018

Catalyst Insider Income Fund (IIXAX, IIXCX, IIXIX)

(Unaudited)

Dear Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research indicates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy.

Investment Strategy

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying activity for its investment decisions. Our historical research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can substantially reduce the likelihood of default and bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of their company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy or defaulting on their bonds. We seek to hold a portfolio of approximately 20 bonds with average effective maturity less than 4 years, average modified duration less than 3.5 and average credit quality of BBB or higher, and we seek to hold the bonds until maturity unless significant insider selling occurs.

Fund Performance

The Catalyst Insider Income Fund (IIXIX) returned 3.65% over the trailing year and significantly outperformed its Bloomberg Barclays U.S. Aggregate Bond Index (1) benchmark by 405 bps. Performance year-to-date 2018 has been very strong as the Fund (IIXIX) has returned 2.42% compared to -1.62% for the Bloomberg Barclays U.S. Aggregate Bond Index benchmark. The Fund benefitted from its favorable positioning in short duration bonds as they are less sensitive to interest rate risk. We believe interest rate risk will be a key theme in the upcoming years as the Federal Reserve continues to raise interest rates, and this will favor short duration bonds over their longer duration peers.

Also adding to Fund performance was the strong returns of the high yield portfolio. The Fund has a portion of its assets invested in the high yield bonds of corporations that exhibit significant insider buying. The rationale is that corporate insider activity provides additional insight into the likelihood of default beyond credit ratings, providing the Fund with the potential to capture more yield without taking what we believe to be additional credit risk. The Fund’s portfolio maintains an average credit quality of BBB or higher, however, the allocation to high yield bonds has provided additional yield and fueled the Fund’s outperformance over the trailing year.

The Fund’s total returns for the fiscal year through 06/30/18 and since inception through 06/30/18 as compared to the Barclays U.S. Aggregate Bond Index were as follows (unaudited):

	Fiscal Year	Since Inception
	(06/30/18)	(07/29/14)(2)
Class A	3.28%	0.41%
Class C	2.63%	-0.30%
Class I	3.65%	0.69%
Barclays U.S. Aggregate Bond Index (1)	-0.40%	1.75%
Class A with Sales Charge	-1.61%	-0.83%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

Summary

The Fund holds a relatively concentrated portfolio of short-term bonds of companies experiencing significant insider buying activity. Our historical research demonstrates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will allow the Fund to outperform the broad market bond indexes over time with limited credit risk and interest rate risk. Taking into consideration the circumstances of implementing the initial portfolio, we are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

(2)	Since inception returns assume inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4972-NLD-7/30/2018

Catalyst Insider Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmarks:

		Annualized
	1 Year Return	Since Inception**
Class A	3.28%	0.41%
Class A with load	-1.61%	-0.83%
Class C	2.63%	-0.30%
Class I	3.65%	0.69%
Bloomberg Barclays U.S. Aggregate Bond Index(a)	-0.40%	1.75%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds, are 6.12% for Class A, 6.87% for Class C and 5.87% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Barclays U.S. Aggregate Bond Index, is made up of the Bloomberg Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Diversified Financial Services	12.7%
Oil & Gas	11.7%
Pharmaceuticals	8.7%
Commercial Services	8.4%
Retail	8.2%
Banks	6.8%
Software	5.3%
Biotechnology	5.1%
Aerospace/Defense	4.4%
Healthcare-Services	4.3%
Other/Cash & Equivalents	24.4%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst/MAP Global Balanced Fund (TRXAX, TRXCX, TRXIX)

(Unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Balanced Fund’s (the “Fund”) total returns for the periods since inception through 06/30/18 as compared to the MSCI All Country World Stock Index (1) were as follows (unaudited):

	Fiscal Year Ended	Since Inception
Fund vs Index Performance	(06/30/18)	(7/29/2011-06/30/18)[2]
Class A without sales charge	4.10%	5.90%
Class A with sales charge	-1.88%	5.00%
Class C	3.34%	5.11%
50% MSCI AWCI/50% BoFA ML A-AAA 1-3yr US Corp.	5.47%	4.72%
MSCI All Country World Stock Index[1]	11.31%	8.90%
Class I (Inception Date – 6/6/14)	4.48%	3.64%
MSCI All Country World Stock Index[1]	11.31%	6.90%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

U.S. stocks have been in a bull market since March 2009 and the U.S. economy has been in a period of economic expansion (albeit modest) since the third quarter of 2009. By historic standards, both are getting fairly “long-in-the-tooth.”

The current bull market for stocks is the second best…both in terms of duration and return. Only the dot-com bubble of the 1990’s tops the current run. The economic expansion is the second longest since World War II, but is also the most anemic, as GDP has averaged just 2.24% since the most recent recovery began.

At this stage of the market and economic cycle, we believe it is prudent to not only focus on potential risks but to also strive to reduce such risks in portfolios. For the most part, the past decade has been favorable to investors, driven by a period of generally declining interest rates and virtually no inflationary fears. In fact, for some years, many countries experienced negative yielding sovereign debt coupled with deflationary fears. Such conditions allowed for the expansion of stock valuations. Specifically, since 2012, the S&P 500 is up over 80%, while corporate earnings have gained approximately 30%. If not for expanding stock valuations, the current bull market would look entirely different. Further, as the stock market rally has aged, the number of stocks participating in its rise has decreased.

Since July 1, 2017, the performance of just six technology stocks contributed over 36% of the return to the S&P 500. As it pertains to the Fund, we have increased our weighting toward bonds, while reducing our equity exposure. During the fiscal year, we sold shares of Symantec, Diageo, Vivendi, JSE Ltd, and Swedish Match, as the shares reached our targeted valuation levels. Positions in Bob Evans and Snyder’s-Lance were also exited with both companies being acquired. Shares of Micron Technology and Tetra Tech were called away via the exercise of covered calls. Lastly, shares of Discovery Communications were sold as the company entered into an agreement to acquire another media concern. This action, we thought, would reduce the possibility of Discovery being acquired, which was one of our catalysts for owning the stock. During the period we added GrainCorp, Nokia and Marston’s. GrainCorp, based in Australia, operates as a food ingredient and agribusiness. The Company’s near-term result has been negatively impacted by adverse weather conditions in Australia. However, we believe this to be a temporary issue and in the interim, the stock provides nearly a 4.5% dividend yield. Nokia is a global communications company that we believe stands to be a large beneficiary of the industry’s move towards 5G technology. The shares provide a nearly 4% dividend yield. Marston’s is an independent brewing and pub retailing firm. The stock has a well-below market multiple and provides a 7.5% dividend yield.

We continue to keep our fixed income maturities relatively short, with a weighted average maturity of less than one year. Additionally, we do not hold any maturities greater than three years. Most of our fixed income holdings continue to be high yield. While we expect interest, rate increases to be modest going forward, we believe the bull market for bonds has ended and, hence, it makes sense from a risk-reward perspective to maintain shorter durations in the portfolio to protect against the possibility of higher interest rates.

By focusing on stocks with attractive valuations, we believe the portfolio is well-positioned for a modest growth environment that we project the economy will be confronted with during the foreseeable future.

In closing, we sincerely appreciate the opportunity to serve as your portfolio managers. It is a responsibility we do not take lightly – or for granted. We continue to work diligently every day seeking out the best risk-adjusted opportunities for our clients.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index (” MSCI ACWI “) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Balanced Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4967-NLD-7/30/2018

Catalyst/MAP Global Balanced Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	4.10%	5.61%	5.90%
Class A with load	-1.88%	4.38%	5.00%
Class C	3.34%	4.84%	5.11%
Class I	4.48%	N/A	3.64%
MSCI All Country World Stock Index(a)	11.31%	10.00%	8.90%
50% MSCI AWCI/50% BofA ML A-AAA 1-3yr US Corp.(b)	5.47%	5.19%	4.72%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.74% for Class A, 2.49% for Class C, and 1.49% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

(b)	The “50% MSCI AWCI/50% BofA ML A-AAA 1-3yr US Corp.” is made up of two indices; Merrill Lynch U.S. Corporate & Government 1-3 Yrs, and MSCI AC World Index. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Telecommunications	18.7%
Pharmaceuticals	7.9%
Oil & Gas	5.4%
Food	5.1%
Retail	4.5%
Entertainment	3.7%
Healthcare Services	3.5%
Agriculture	3.4%
Auto Parts & Equipment	3.1%
Environmental Control	3.1%
Other/Cash & Equivalents	41.6%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst Floating Rate Income Fund (CFRAX, CFRCX, CFRIX)

(Unaudited)

Dear Fellow Shareholders:

The bank loan market continued to perform better than expected over the past 12 months. Fears of a U.S. recession faded and oil prices stabilized in the high $50USD range. The fear of massive spikes in default rates also did not materialize and the continued low interest rates fueled stronger demand for credit. With improving growth in the U.S. we expect the demand for credit to remain robust even though spreads across credit continue to grind tighter. The Federal Reserve has raised interest rates 5 times (25pbs each) since June of 2016 and we expect at least two more hikes during 2018. Regardless, we believe intermediate and long-term yields are likely to be range-bound over the next 3-6 months for a few reasons:

First, given another round of benign inflation data, inflation expectations are unlikely to move meaningfully higher over the near term. This is critical for long-term yields, because the sensitivity of Treasury yields to inflation expectations is near its highest level of the past decade.

Second, the prospects of balance sheet normalization and ECB tapering are likely to drive intermediate yields higher into the fall, but we think this should not occur until closer to the expected policy announcements in September.

Third, while investor positions are modestly long, they are not indicating risks of an imminent move to higher yields. With long-term Treasuries already trading cheap relative to their fundamental drivers, a change to the Fed’s reinvestment policy already begun, and funds positioned technically long, but not stretched, we think long-term yields are likely to remain range-bound along the curve.

With yields range bound, U.S. growth remaining in the 3% range for the next 12 months and lack of clarity on the global macro front, we expect the credit markets to continue to provide positive returns. In particular, we expect both bank loans and high yield asset classes to generate positive returns in the second half after a positive first half. As investors look past political headlines, the usual drivers of credit spreads — monetary policy, growth, issuance, corporate actions, ratings and defaults—should reassert themselves. In summary, this means that U.S. spreads can tighten, especially in the bank loan and HY sectors. High Yield bonds have returned +0.69% YTD and Loans have returned a +2.40% YTD. The positive performance in the first half of the year was driven by several factors:

●	We expect loans to continue its positive performance in the second half of the year as the market braces for two additional rate hikes. The low duration and hence lower volatility of the asset class continues to be attractive to investors.

●	Default Rates – default activity increased for a fourth consecutive month in June, with debt totaling the second highest over the last nine months.

o	HY default rate has increased from 2.02% in May of 2017 to a current level of 2.8%, while Bank Loan default rate has risen to 2.4%.

o	We continue to expect 2018 high-yield and loan default rates (including distressed exchanges) to come in at 2.0% and 2.1%, respectively.

●	The Bank Loan market is considerably more insulated from commodity risk than the HY market, given the lower exposure to energy and miners. Energy loans have recovered from last year; however, we continue to underweight energy and commodities until further clarity.

o	Expect default rates in energy to remain at market average.

o	Limit exposure to energy names across our Bank Loan and HY allocation.

●	CLO issuance has significantly increased during 2018 but was primarily driven by refinancing of older vintage CLOs. There has been $63.7B in new issuance as of midyear, compared to $56.3Bn YTD in 2017.

Performance

Average Annualized Total Return Performance

Inception: 12/31/2012	1 Year	2 Year	3 Year	Since Inception (1)
Class A without Sales Charge	7.54%	7.92%	3.26%	3.98%
Class C	6.64%	7.15%	2.50%	3.19%
Class I	7.79%	8.30%	3.60%	4.26%
Class A with Sales Charge	2.47%	5.31%	1.61%	3.06%
S&P/LSTA Leverage Loan Index (2)	3.73%	5.22%	3.69%	3.43%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Top 5 Bank Loans*

BMC ADJ% 06/28/2025	1.8%
CLUBCORP ADJ% 09/18/2024	1.8%
SHEARER’S FOODS ADJ% 06/30/2021	1.8%
DUPAGE MEDICAL GROUP ADJ% 08/15/2024	1.7%
UNIVISION ADJ% 03/15/2024	1.7%

*   Holdings are subject to change and should not be considered investment advice

Current outlook

As we look forward, we expect bank loans to have a positive end to 2018 due to stable underlying credit fundamentals, limited new issuance, and stability in energy prices and anticipated higher interest rates in 2018. We expect demand to increase from both institutional and retail investors as the Federal Reserve increases rates and investors seek to manage duration more effectively. We expect geopolitical volatility to continue but to have less of an impact on the U.S. economy and credit markets during the second half of the year. However, we will take advantage of any short-term weakness to add to our portfolio or rebalance existing holdings. We believe that underlying fundamentals across bank loans (and high yield) support our view on continued strong performance with support from technical’s that should moderate volatility across the asset class. In addition, bank loans provide a hedge against long duration bonds and equities as interest rates increase in the coming months. Furthermore, we will continue to strategically deploy our 20% HY bucket to take advantage of strong new issuance, enhance yield and manage liquidity without the use of any leverage.

Terms:

EBITDA – (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially net income with interest, taxes, - depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

CLO Issuance – market distribution of newly originated CLOs. CLO’s (Collateralized loan obligations) are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

S&P/LSTA Leveraged Loan Index – The S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

BKLN ETF – The PowerShares Senior Loan Portfolio (Fund) (TICKER: BKLN) is based on the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Sincerely,

Catalyst Capital Advisors, LLC

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(2)	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest loan facilities in the leveraged loan market. It mirrors the market-value weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

4968-NLD-7/30/2018

Catalyst Floating Rate Income Fund (Formerly, Catalyst/Princeton Floating Rate Income Fund)

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

			Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	7.54%	3.65%	3.98%
Class A with load	2.47%	2.65%	3.06%
Class C	6.64%	2.85%	3.19%
Class I	7.79%	3.93%	4.26%
S&P/LSTA U.S. Leveraged Loan 100 Index(a)	3.73%	5.22%	3.43%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds are 1.87% for Class A and 2.62% for Class C, and 1.62% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly in an Index.

**	Inception date is December 31, 2012.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Technology	14.4%
Retail	10.7%
Collateralized Loan Obligations	9.7%
Exchange Traded Fund	8.9%
Media	5.3%
Environmental Control	4.7%
Telecommunications	4.1%
Lodging	3.9%
Healthcare-Services	2.9%
Oil & Gas	2.7%
Other/Cash & Equivalents	32.7%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst/SMH High Income Fund (HIIFX, HIICX, HIIIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst/SMH High Income Fund (the “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in a portfolio of high yield corporate bonds, convertible securities and asset-backed securities. During FY 2018, the Fund outperformed its benchmark, BofA Merrill Lynch High Yield Cash Pay Index due to single name security selection throughout FY 2018.

Investment Strategy

The Fund invests in a non-diversified group of low-quality, high yield U.S. corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate in value through an improvement in credit quality among other reasons.

To select the securities in which to invest, the Advisor conducts fundamental credit research on each issuer. Securities may be sold when the Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and will choose its investments from, the following types of securities:

•	Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

•	Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders.

•	Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

Fund Performance

The Fund outperformed its benchmark during FY 2018. Our outperformance can be attributed primarily to individual security selections within the Oil Companies – Exploration & Production sector and Instruments – Scientific sector. According to Bloomberg, during FY 2018 the top performing sectors of the BofA Merrill Lynch High Yield Cash Pay Index were Energy 8.09%, Utilities 6.34%, and Diversified 5.73%. The bottom performing sectors were Communications -0.10%, Consumer Cyclical 0.66%, and Financial 1.40%.

The Fund’s total returns for the year ended 06/30/18 as compared to the BofA Merrill Lynch High Yield Cash Pay Index i were as follows (unaudited):

	Fiscal Year	Since Inception
	(06/30/17-06/30/18)	(05/21/08-06/30/18)[2]
Class A without sales charge	7.07%	2.68%
Class A with sales charge	2.05%	2.08%
Class C	6.26%	1.92%
Class I (Inception Date – 07/01/13)	7.34%	-0.92%
BofA Merrill Lynch US Cash Pay High Yield Index	2.49%	7.52%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch High Yield Cash Pay Index currently tracks more than 1,800 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, consistently emphasizes the following strategies in an attempt to add returns above the interest income

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

As of June 30, 2018, the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
Fluidigm Corp 2 ¾ 02/01/34	7.54%
ERA Group Inc 7 ¾ 12/15/22	6.44%
PDL Biopharma 2 ¾ 12/01/21	5.96%
Under Armour Inc. 3 ¼ 06/15/26	5.94%
Rent-A-Center Inc 6 ⅝ 11/15/20	5.78%
Northern Oil & Gas, Inc. 8 06/01/20	4.94%
PHI Inc. 5 ¼ 03/15/19	4.40%
Pitney Bowes, Inc 4 ⅝ 03/15/24	3.93%
Hecla Mining Co 6 ⅞ 05/01/21	3.95%
Ichan Enterprises 5 ⅞ 02/01/22	3.77%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2018. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2018, the portfolio was allocated in the following fashion (unaudited).

Sector Allocation
Oil - Field Services	10.82%
Instruments - Scientific	7.56%
REITS - Diversified	7.25%
Electronic Components - Semiconductors	6.52%
Medical - Biomedical/Gene	5.94%
Apparel Manufacturers	5.88%
Rental Auto/Equipment	5.77%
Oil Companies - Exploration & Production	4.92%
Office Automation & Equipment	3.97%
Other	41.37%
Total	100.00%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2018.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The BofA Merrill Lynch High Yield Cash Pay Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index. The Fund may or may not purchase the types of securities represented by the BofA Merrill Lynch US Cash Pay High Yield Index.

[2]	Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. 4962-NLD-7/30/2018

Catalyst/SMH High Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception **
Class A	7.07%	-1.10%	3.01%	2.68%
Class A with load	2.05%	-2.06%	2.41%	2.08%
Class C	6.26%	-1.85%	2.24%	1.92%
Class I	7.34%	N/A	N/A	-0.92%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	2.49%	5.48%	7.96%	7.52%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2017, the Fund’s total annual operating expenses are 1.57% for Class A, 2.32% for Class C and 1.32% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Oil & Gas Services	10.7%
Real Estate Investment Trusts	10.4%
Retail	8.1%
Oil & Gas	7.7%
Electronics	7.5%
Semiconductors	6.3%
Biotechnology	5.9%
Apparel	5.8%
Commercial Services	5.7%
Diversified Financial Services	5.5%
Other/Cash & Equivalents	26.4%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst/SMH Total Return Income Fund (TRIFX, TRICX, TRIIX)

(Unaudited)

Dear Fellow Shareholders,

Catalyst/SMH Total Return Income Fund (the “Fund”) seeks to provide total return, which consists of current income and capital appreciation. During FY 2018, the Fund underperformed its benchmark, 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index as a result of our allocations to Private Equity Companies, Business Development Companies and REITS. The S&P had a particularly robust year with a return of 14.37%. The S&P performance was led by the most heavily weighted sector, Information Technology, which had a weight of 24.26% and a return 31.26% for the time period. Within that sector a handful of names drove that performance.

Investment Strategy

The Fund invests in a broad range of income-producing securities. Dividends and interest have historically boosted returns and provided downside protection for investors.

●	The investment process is a bottom-up value type investment style. The composition of the Fund’s investments may vary substantially depending on various factors, including market conditions.

●	The Fund primarily invests in high yield bonds, convertible bonds, high dividend paying equities, REITs and Business Development Companies (BDCs).

●	The Fund may also invest in preferred stock, master limited partnerships, banknotes, hybrid securities and write covered calls on equities. The companies of the underlying securities may be in a wide array of sectors, economies, and geographic locations.

Fund Performance

The Fund’s total returns for the year ended 06/30/18 as compared to 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index were as follows (unaudited):

	Fiscal Year	Since Inception
	(06/30/17-6/30/18)	(05/21/08-06/30/18)[2]
Class A without sales charge	4.56%	1.48%
Class A with sales charge	-1.40%	0.88%
Class C	3.56%	0.70%
Class I (Inception Date – 7/1/13)	4.85%	0.33%
50% S&P 500 and 50% High[1]	8.35%	8.49%
Yield Combined Index

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

High Yield Allocation

The strong high yield performance can be attributed primarily to individual security selections within the Oil Companies – Exploration & Production sector and Instruments – Scientific sector. According to Bloomberg, during FY 2018 the top performing sectors of the BofA Merrill Lynch U.S. Cash Pay High Yield Index were Energy 8.09%, Utilities 6.34%, and Diversified 5.73%. The bottom performing sectors were Communications -0.10%, Consumer Cyclical 0.66%, and Financial 1.40%.

Equity Allocation

As of June 30, 2018, we had an equity allocation of 47.3% with the majority of that allocation in non-traditional financials. The performance within the Fund’s equity allocation can be primarily attributed to the exposure in Private Equity Companies and Business Development Companies (BDCs). We continue to believe that the Fund’s BDC and Private Equity exposure remains fundamentally attractive with favorable income and total return potential.

During FY 2018 the S&P Listed Private Equity Index4, returned 7.11% followed by the Dow Jones Equity REIT Total Return Index5 which had a return of 4.86% while the Wells Fargo Business Development Company Index dragged down performance with a return of -2.01% for the same time period.

Outlook and Summary

Fixed Income

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 1,800 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, consistently emphasizes the following strategies in an attempt to add returns above the interest income.

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

Financially Oriented Equities

We continue to find value in non-traditional financial companies such as business development companies (BDC’s), alternative asset managers and in select cases, low leveraged real estate investment trusts (REITs). It is our opinion that these positions continue to have favorable fundamentals with attractive price to earnings ratios and strong dividends. As of 06/30/2018, the Fund had approximately a 47.3% allocation within these financially oriented equities.

Growth and Income Common Stocks

In this portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market, had average yields in the 3% to 7% range; and that the Portfolio Management Team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This strategy is used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA writes calls 10% to 15% out of the money and 5 to 7 months from expiration. SMHCA engages in this strategy to provide income and some downside protection on non-dividend paying positions. The Fund did not have any allocation to covered call opportunities as of June 30, 2018

As of June 30, 2018, the Fund’s top five equity and top 5 bond holdings were as follows (unaudited):

Top 5 Equity Holdings		Top 5 Bond Holdings
Oaktree Specialty Lending Corp.	5.17%	Community Choice Financial 10 ¾ 5/1/19	6.5%
Prospect Capital Corp.	4.57%	PDL Biopharma Inc. 2 ¾ 12/01/21	6.1%
Oaktree Capital Group LLC	4.36%	Fluidigm Corp 2 ¾ 02/01/34	5.4%
Apollo Global Management LLC	4.03%	Under Armour Inc 3 ¼ 06/15/26	4.6%
iShares Mortgage Real Estate ETF	3.94%	Advanced Micro Devices 7 ½ 08/15/22	4.5%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2018. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2018, the Fund’s sector allocation was as follows (unaudited):

Sector Allocation
Investment Companies	25.74%
Private Equity	10.92%
Diversified Financial Services	6.63%
Medical - Biomedical/Gene	5.80%
Instruments - Scientific	5.16%
Apparel Manufacturers	4.42%
Electronic Components - Semiconductors	4.16%
Telephone - Integrated	4.02%
Oil & Gas Drilling	3.99%
Rental Auto/Equipment	3.79%
Sector Fund-Real Estate	3.78%
Retail - Apparel/Shoe	3.58%
Investment Management/Advisory Services	3.46%
Finance - Consumer Loans	3.44%
Computer Services	2.91%
REITS - Shopping Centers	2.83%
Airlines	2.20%
Medical - Drugs	1.72%
Cash	0.57%
Oil Companies - Integrated	0.52%
Building - Residential/Commercial	0.18%
Finance - Investment Banker/Broker	0.15%
Metal - Diversified	0.03%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2018.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

[2]	Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[3]	The Wells Fargo Business Development Company Index is intended to measure the performance of all Business Development Companies (“BDC”) listed on the New York Stock Exchange (“NYSE”) or NASDAQ that satisfies market capitalization and other eligibility requirements. This index is a total return index. The index was created to yield a benchmark value of 1,000.00 on September 30, 2004.

[4]	The S&P Listed Private Equity Index comprises the leading listed private equity companies that meet specific size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly-listed companies that are active in the private equity space.

[5]	The Dow Jones Equity REIT Total Return Index is comprised of REITs that directly own all or part of the properties in their portfolios. Dividend payouts have been added to the price changes. The index is quoted in USD.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

4966-NLD-7/30/2018

Catalyst/SMH Total Return Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	4.56%	0.24%	2.52%	1.48%
Class A with load	-1.40%	-0.95%	1.91%	0.88%
Class C	3.56%	-0.55%	1.73%	0.70%
Class I	4.85%	N/A	N/A	0.33%
S&P 500 Total Return Index(a)	14.37%	13.42%	10.17%	9.18%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	2.49%	5.48%	7.96%	7.52%
Blended Index (c)	8.35%	9.46%	9.20%	8.49%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2017, the Fund’s total annual operating expenses, including the cost of underlying funds, are 4.06% for Class A, 4.81% for Class C and 3.81% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmarks, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Investment Companies	27.1%
Diversified Financial Services	13.5%
Private Equity	10.8%
Biotechnology	5.7%
Electronics	5.1%
Oil & Gas	4.4%
Apparel	4.4%
Semiconductors	4.1%
Telecommunications	4.0%
Commercial Services	3.7%
Other/Cash & Equivalents	17.2%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2018

Catalyst/Stone Beach Income Opportunity Fund (IOXAX, IOXCX, IOXIX)

(Unaudited)

Dear Fellow Shareholders,

Since joining the Catalyst Family of Funds on November 20, 2014, we are pleased to report the following positive fund returns to Shareholders (unaudited);

			Since
	2018	2018 Fiscal	Inception
	YTD	Year	(11/20/14)(3)
Class A	0.69%	2.48%	1.87%
Class A with Sales Charge	-4.09%	-2.41%	0.50%
Class C	0.21%	1.59%	1.06%
Class I	0.72%	2.48%	2.05%
BofA Merrill Lynch US Cash Pay High Yield Index (1)	0.07%	2.49%	4.97%
Bloomberg Barclays MBS Index (2)	-0.95%	0.15%	1.45%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Catalyst/Stone Beach Income Opportunity Fund (the “Fund”) is a fixed-income fund which seeks to deliver monthly dividend income while generating positive returns through varied interest rate environments. The Fund invests in U.S. agency (FNMA, FHLMC, and GNMA) pass-through and structured mortgage-backed securities. The Fund may also invest in non-agency residential MBS, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and other related securities. The Fund employs a relative value approach to security selection while actively managing interest rate, volatility, and convexity risks to maintain the portfolio within its duration guidelines, and in accordance with the macroeconomic viewpoint of the management team.

Fiscal Year 2018

This past fiscal year has been a story of an economy that is finally realizing economic growth. As stated in early views of our expectations, rates marched higher during the year as both global and domestic economies showed resilience and improvement from prior years. The first half of the year saw equities and rates move higher on both realized economic growth and an expectation for a large tax cut plan viewed by investors as a positive to spur business growth. At Yellen’s final “live” meeting, The Fed raised rates by 25bps in December effectively communicating to the market its intent to continue to raise rates unless data suggested otherwise. The curve flattened by 40bps in the 1st half of the year.

The second half of the fiscal year began with the euphoria of the Tax plan being signed just prior to year-end. Equities rallied strongly in January (5.62% in the S&P 500) and it began to look like another banner year for equities. Since the highs of January, with persistent trade conflicts between the U.S and the rest of the world, stocks have given back a good part of the gains for the year (S&P up 1.67% YTD).

With Powell as the new chairman, the Fed’s view of the economy remains positive. The Fed raised rates twice in the past 6 months both in March and in the June meetings. Oil prices reached the highs of the year in June giving further support to the Fed’s desire to raise rates as inflation crept higher throughout the year. The curve flattened an additional 20bps in the 2nd half of the fiscal year. All said the 2yr is up 114bps while the 10yr is up 55bps over the fiscal year.

Mortgages strengthened in the first half of the year as the Fed took pause in its September meeting keeping rates unchanged. Additionally, the Fed communicated it would begin to reduce its balance sheet in mortgages, but would wait until January to begin that reduction in any size. This acted as an immediate positive for mortgages. The 2nd half of the year has seen mortgages weakening on continued flattening of the curve and less participation by the Fed as it began to reduce its balance sheet of mortgages.

As the markets move to a higher rate environment it can present unique challenges for investors in mortgage-backed securities. Even as opportunities have improved in our market with rates higher, we continually strive to minimize our prepayment risk by predominantly purchasing securities with inherent call or prepayment protection. These positions include very seasoned securities which exhibit prepayment “burnout” as the remaining borrowers had numerous prior opportunities to refinance. Many of these securities also have very low remaining loan balances, which reduces the economic benefits from refinancing. We continually seek to expand our portfolio to new products which should benefit from a higher rate environment. We actively manage the duration of our portfolio which usually benefits investors as rates move higher but could adversely affect returns in volatile environments. Ultimately we strive to deliver a favorable return while maintaining an above market dividend to our investors.

Summary

As mentioned in earlier letters, we are starting to see rates return to more favorable levels than the lows of prior years. We continue to expect the path to higher rates to remain slow and measured. We’ve seen the slope of the forward curve reduced significantly this past year and as a result we remain less inclined to hedge against short-term rate increases than we have been in the past. We expect that the factors that have been driving the curve to flatten will continue in the near term as we believe the Fed will continue to raise rates as the economic forecast remains positive. We believe that our emphasis on call-protected securities is appropriate for this environment and we will continue to seek out securities that we view as having the best return potential in this market.

Sincerely,

David Lysenko, Edward Smith and Alan Swide

Stone Beach Investment Management; Sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

(2)	Bloomberg Barclays Mortgage-Backed Securities Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

(3)	Since inception returns assume inception date of 11/20/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3755-NLD-7/31/2018

Catalyst/Stone Beach Income Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, compared to its benchmarks:

		Annualized
	1 Year Return	Since Inception**
Class A	2.48%	1.87%
Class A with load	-2.41%	0.50%
Class C	1.59%	1.06%
Class I	2.48%	2.05%
BofA Merryll Lynch U.S. Cash Pay High Yield Index (a)	2.49%	4.97%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2017, the Fund’s total annual operating expenses are 3.17% for Class A, 3.92% for Class C and 2.92% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

**	Inception date is November 20, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type	% of Net Assets
Private Collateralized Mortgage Obligation	40.5%
Federal National Mortgage Association	26.9%
Mortgage Notes	8.6%
Federal Home Loan Mortgage Association	7.1%
Common Stock	6.8%
Government National Mortgage Association	2.9%
Exchange Traded Fund	1.2%
Other/Cash & Equivalents	6.0%
100.0%

Please refer to the Porfolio of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 83.9%
	AEROSPACE/DEFENSE - 4.4%
$100,000	Arconic, Inc.	6.150	8/15/2020	$104,000

	BANKS - 6.8%
79,000	Bank of America, Corp.	7.625	6/1/2019	82,273
75,000	JPMorgan Chase & Co.	6.300	4/23/2019	77,109
				159,382
	BIOTECHNOLOGY - 5.1%
45,000	Amgen, Inc.	5.700	2/1/2019	45,739
76,000	Celgene Corp.	2.250	5/15/2019	75,633
				121,372
	COMMERCIAL SERVICES - 8.4%
100,000	Quad Graphics, Inc.	7.000	5/1/2022	102,000
95,000	Western Union Co.	3.350	5/22/2019	95,371
				197,371
	COMPUTERS - 2.1%
50,000	HP, Inc.	2.750	1/14/2019	50,014

	DIVERSIFIED FINANCIAL SERVICES - 12.7%
100,000	Ally Financial, Inc.	4.625	5/19/2022	99,750
200,000	Synchrony Financial	3.000	8/15/2019	199,575
				299,325
	HEALTHCARE-SERVICES - 4.3%
98,000	HCA, Inc.	5.875	3/15/2022	102,165

	INVESTMENT COMPANIES - 3.2%
75,000	PennantPark Investment Corp.	4.500	10/1/2019	75,280

	MINING - 4.1%
100,000	Freeport-McMoRan, Inc.	4.000	11/14/2021	97,500

	OIL & GAS - 11.7%
275,000	Nabors Industries, Inc.	5.000	9/15/2020	277,063

	PACKAGING & CONTAINERS - 3.7%
85,000	Ball Corp.	5.000	3/15/2022	87,444

	PIPELINES - 3.9%
96,000	SemGroup, Corp. / Rose Rock Finance, Corp.	5.625	7/15/2022	93,120

	RETAIL - 8.2%
90,000	Family Dollar Stores, Inc.	5.000	2/1/2021	93,078
100,000	Macy’s Retail Holdings, Inc.	3.875	1/15/2022	99,297
				192,375
	SOFTWARE - 5.3%
125,000	Fiserv, Inc.	2.700	6/1/2020	123,808

	TOTAL CORPORATE BONDS (Cost - $2,008,409)			1,980,219

	CONVERTIBLE BONDS - 12.3%
	PHARMACEUTICALS - 8.7%
160,000	Herbalife Nutrition Ltd.	2.000	8/15/2019	206,942

	REITS - 3.6%
85,000	Spirit Realty Capital, Inc.	2.875	5/15/2019	84,542

	TOTAL CONVERTIBLE BONDS (Cost - $234,430)			291,484

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 2.7%
	MONEY MARKET FUND - 2.7%
62,651	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.53% *	$62,651
	TOTAL SHORT-TERM INVESTMENTS (Cost - $62,651)	62,651

	TOTAL INVESTMENTS - 98.9% (Cost - $2,305,490)	$2,334,354
	OTHER ASSETS LESS LIABILITIES - 1.1%	27,108
	NET ASSETS - 100.0%	$2,361,462

*	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	CLOSED-END FUND - 1.3%
23,500	Sprott Physical Gold and Silver Trust	$294,455
	TOTAL CLOSED-END FUND (Cost - $336,373)	294,455

	COMMON STOCK - 46.2%
	AEROSPACE/DEFENSE - 0.3%
6,000	Kratos Defense & Security Solutions, Inc. *	69,060

	AGRICULTURE - 3.4%
4,100	Bunge Ltd.	285,811
13,600	Imperial Brands PLC - ADR	505,104
		790,915
	BEVERAGES - 1.6%
280,649	Marston’s PLC	368,675

	ENVIRONMENTAL CONTROL - 3.1%
12,271	Tetra Tech, Inc.	717,854

	FOOD - 5.1%
10,450	Campbell Soup Co.	423,643
25,000	GrainCorp LTD	141,859
8,050	Nestle SA - ADR	623,312
		1,188,814
	HEALTHCARE PRODUCTS - 2.4%
548,000	Asaleo Care Ltd.	564,821

	HOUSEHOLD PRODUCT/WARES - 1.2%
17,000	Reckitt Benckiser Group PLC - ADR	280,755

	INVESTMENT COMPANIES - 2.7%
7,357	Pargesa Holding SA	623,117

	OIL & GAS - 1.6%
4,500	Exxon Mobil Corp.	372,285

	PHARMACEUTICALS - 7.9%
5,400	Johnson & Johnson	655,236
8,525	Novartis AG - ADR	643,978
13,500	Sanofi - ADR	540,135
		1,839,349
	RETAIL - 4.0%
54,400	Wendy’s Co.	934,592

	SEMICONDUCTORS - 2.0%
9,000	Micron Technology, Inc.	471,960

	SOFTWARE - 1.0%
2,400	Microsoft Corp.	236,664

	TELECOMMUNICATIONS - 9.9%
20,400	Cisco Systems, Inc.	877,812
40,000	Nokia OYJ	230,000
37,500	Orange SA - ADR	625,125
23,290	Vodafone Group PLC - ADR	566,180
		2,299,117

	TOTAL COMMON STOCK (Cost - $9,485,393)	10,757,978

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 44.3%
	AEROSPACE/DEFENSE - 1.1%	6.375	1/15/2020	$260,315
$250,000	Embraer Overseas, Ltd.

	AUTO PARTS & EQUIPMENT - 3.1%
387,000	Cooper Tire & Rubber Co.	8.000	12/15/2019	406,350
295,000	Goodyear Tire & Rubber Co.	8.750	8/15/2020	320,812
				727,162
	CHEMICALS - 0.5%
117,000	CF Industries, Inc.	7.125	5/1/2020	123,581

	COMPUTERS - 0.8%
175,000	Dell, Inc.	5.875	6/15/2019	178,196

	ENTERTAINMENT - 3.7%
257,000	GLP Capital LP	4.375	11/1/2018	257,206
586,000	International Game Technology	7.500	6/15/2019	602,115
				859,321
	FOREST PRODUCTS & PAPER- 1.9%
432,000	Celulosa Arauco y Constitucion SA	7.250	7/29/2019	448,200

	HEALTHCARE SERVICES - 3.5%
200,000	HCA, Inc.	3.750	3/15/2019	200,750
45,000	HCA, Inc.	4.250	10/15/2019	45,337
566,000	Tenet Healthcare Corp.	5.500	3/1/2019	571,660
				817,747
	HOME BUILDERS - 1.7%
229,000	KB Home	4.750	5/15/2019	229,939
154,000	Tri Pointe Group	4.375	6/15/2019	154,801
				384,740
	IRON/STEEL - 2.6%
576,000	United States Steel Corp.	7.375	4/1/2020	610,560

	LODGING - 3.1%
200,000	MGM Resort Intl.	8.625	2/1/2019	205,000
497,000	MGM Resort Intl.	5.250	3/31/2020	505,697
				710,697
	MACHINERY DIVERSIFIED - 0.2%
55,000	CNH Industrial Capital LLC	3.375	7/15/2019	55,044

	MEDIA - 2.0%
320,000	CSC Holdings LLC	7.625	7/15/2018	320,160
150,000	CSC Holdings LLC	8.625	2/15/2019	154,312
				474,472
	OFFICE/BUSINESS EQUIPMENT - 1.6%
374,000	Pitney Bowes, Inc.	6.250	3/15/2019	380,351

	OIL & GAS - 3.8%
324,000	Chesapeake Energy Corp.	7.250	12/15/2018	328,455
227,000	Ecopetrol SA	7.625	7/23/2019	236,942
300,000	Encana Corp.	6.500	5/15/2019	308,355
				873,752
	PIPELINES - 2.8%
100,000	Andeavor Logis LP Corp.	5.500	10/15/2019	102,500
550,000	DCP Midstream Operating	2.700	4/1/2019	544,500
				647,000

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 44.3% (Continued)
	REITS - 0.4%
$100,000	CoreCivic, Inc.	4.125	4/1/2020	$99,750

	RETAIL - 0.5%
113,000	L Brands, Inc.	7.000	5/1/2020	118,650

	SOFTWARE - 0.8%
177,000	CDK Global, Inc.	3.800	10/15/2019	177,394

	TELECOMMUNICATIONS - 8.8%
294,000	Anixter, Inc.	5.625	5/1/2019	299,145
73,000	CenturyLink, Inc.	6.150	9/15/2019	74,460
650,000	Frontier Communications Corp.	8.125	10/1/2018	653,250
365,000	Nokia OYJ	5.375	5/15/2019	368,650
189,000	Sprint Capital Corp.	6.900	5/1/2019	192,818
440,000	Telecom Italia Capital SA	7.175	6/18/2019	452,518
				2,040,841
	TOYS/GAMES/HOBBIES - 1.4%
325,000	Mattel, Inc.	2.350	5/6/2019	324,620

	TOTAL CORPORATE BONDS (Cost - $10,403,622)			10,312,393

	CONVERTIBLE BONDS - 2.9%
	ENERGY-ALTERNATE SOURCES- 1.0%
227,000	Tesla Energy Operations, Inc.	2.750	11/1/2018	224,725

	INTERNET- 1.9%
460,000	Twitter, Inc.	0.250	9/15/2019	446,051

	TOTAL CONVERTIBLE BONDS (Cost - $670,366)			670,776

Shares
	SHORT-TERM INVESTMENTS - 5.3%
1,235,034	Fidelity Insitutional Government Portfolio, Institutional Class, 1.53% **			1,235,034
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,235,034)			1,235,034

	TOTAL INVESTMENTS - 100.0% (Cost - $22,130,788)			$23,270,636
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%			(9,946)
	NET ASSETS - 100.0%			$23,260,690

Contracts (a)		Counterparty	Expiration Date - Exercise Price	Notional Value	Value
	CALL OPTIONS WRITTEN - (0.1)%*
400	Nokia OYJ NOK US 1/18/19 C6	Pershing	1/18/2019 - $6.00	$240,000	$18,400
	TOTAL OPTIONS (Premium - $20,784)				18,400

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

ADR - American Depositary Receipt

PLC - Public Limited Company

LLC - Limited Liability Company

LP - Limited Partnership

(a)	One contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares						Value
	COMMON STOCK - 0.3%
	SOFTWARE - 0.3%
7,817	Avaya Holdings Corp.					$156,965
	TOTAL COMMON STOCK (Cost - $198,736)

	EXCHANGE TRADED FUND - 8.9%
200,000	Invesco Senior Loan ETF					4,580,000
	TOTAL EXCHANGE TRADED FUND (Cost - $4,632,137)

Principal		Variable Rate	Coupon Rate (%)		Maturity
	CORPORATE BONDS - 17.3%
	AIRLINES - 1.9%
$1,000,000	VistaJet Malta Finance PLC #		7.750		6/1/2020	990,000

	BANKS - 0.9%
500,000	Deutsche Bank	3 Month LIBOR + 1.230%	3.549	*	2/27/2023	482,942

	CHEMICALS - 1.9%
1,000,000	Tronox, Inc. #		6.500		4/15/2026	993,750

	COMMERCIAL SERVICES - 0.4%
525,000	Cenveo Corp. #		6.000		8/1/2019	189,000

	DIVERSIFIED FINANCIAL SERVICES - 0.2%
18,000	Enova International, Inc.		9.750		6/1/2021	18,945
250,000	Transworld Systems, Inc. #		9.500		8/15/2021	65,000
						83,945
	ENTERTAINMENT - 0.3%
248,512	Chukchansi Economic Development Authority #		9.750		5/30/2020	164,018

	ENVIRONMENTAL CONTROL - 3.7%
2,000,000	Hulk Finance Corp. #		7.000		6/1/2026	1,915,000

	HEALTHCARE-PRODUCTS - 0.6%
350,000	Mallinckrodt International Finance SA		4.750		4/15/2023	293,125

	MEDIA - 0.1%
50,000	iHeartCommunications, Inc.		10.625		3/15/2023	37,875

	MINING - 0.9%
250,000	First Quantum Minerals #		6.500		3/1/2024	241,250
250,000	First Quantum Minerals #		6.875		3/1/2026	239,375
						480,625
	OFFICE/BUSINESS EQUIPMENT - 0.9%
500,000	Pitney Bowes, Inc.		3.625		10/1/2021	470,025

	OIL & GAS - 1.7%
250,000	Neptune Energy Bondco PLC #		6.625		5/15/2025	243,438
600,000	Resolute Energy Corp,		8.500		5/1/2020	598,500
						841,938
	PHARMACEUTICALS - 1.8%
500,000	Teva Pharmaceutical Finance Co B.V.		2.950		12/18/2022	455,079
500,000	Valeant Pharmaceuticals International, Inc. #		6.125		4/15/2025	460,625
						915,704
	RETAIL - 0.6%
100,000	PetSmart, Inc.#		7.125		3/15/2023	67,130
250,000	PF Chang’s China Bistro, Inc. #		10.250		3/15/2023	230,000
						297,130
	TELECOMMUNICATIONS - 1.4%
500,000	Frontier Communications #		8.500		4/1/2026	482,500
250,000	Sprint Corp.		7.625		3/1/2026	255,000
						737,500

	TOTAL CORPORATE BONDS (Cost - $9,576,066)					8,892,577

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	COLLATERALIZED LOAN OBLIGATIONS - 9.7%
$500,000	Bain Capital Credit CLO 2018-1 #	3 Month LIBOR + 5.350%	7.712	*	4/23/2031	$490,967
500,000	Carlyle US CLO 2017-1 Ltd. #	3 Month LIBOR + 6.000%	8.359	*	4/20/2031	505,811
1,000,000	Carlyle US CLO 2017-2 Ltd. #	3 Month LIBOR + 6.150%	8.509	*	7/20/2031	1,006,488
1,000,000	CIFC Funding 2017-III Ltd. #	3 Month LIBOR + 6.000%	8.359	*	7/20/2030	1,005,012
500,000	CIFC Funding 2018-II Ltd. #	3 Month LIBOR + 5.850%	7.903	*	4/20/2031	497,327
500,000	Octagon Investment Partners 37 Ltd. #	3 Month LIBOR + 5.400%	7.760	*	7/25/2030	500,000
500,000	OZLM XXI #	3 Month LIBOR + 5.540%	7.608	*	1/20/2031	493,649
500,000	TICP CLO X Ltd. #	3 Month LIBOR + 5.500%	7.850	*	4/20/2031	500,000
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost - $4,915,121)					4,999,254

	COMMERCIAL MORTGAGE OBLIGATIONS - 0.1%
22,085	Freddie Mac REMICS		5.000		2/15/2020	630
14,970	Government National Mortgage Association		3.500		5/16/2039	15,017
5,134	Government National Mortgage Association		3.500		4/20/2039	5,186
12,240	Government National Mortgage Association		3.000		9/16/2039	12,174
	TOTAL COMMERCIAL MORTGAGE OBLIGATIONS (Cost - $33,653)					33,007

	BANK LOANS - 64.3%
	AIRCRAFT & AEROSPACE - 2.9%
496,236	Air Medical Group Holdings	3 Month LIBOR + 3.250%	5.280	*	4/28/2022	483,210
498,750	Transdigm	3 Month LIBOR + 2.500%	4.480-4.802	*	8/22/2024	495,842
500,000	Transdigm	3 Month LIBOR + 2.500%	4.476	*	5/30/2025	496,838
						1,475,890
	AUTO MANUFACTURERS - 1.0%
500,000	Tenneco, Inc.	3 Month LIBOR + 2.750%	4.850	*	6/18/2025	495,940

	CHEMICALS - 1.0%
497,500	New Arclin US Holding Corp.	3 Month LIBOR + 3.500%	5.802	*	2/14/2024	499,055

	CONSTRUCTION & ENGINEERING SERVICES - 0.9%
494,975	Forterra Finance, LLC	3 Month LIBOR + 3.000%	4.980	*	10/25/2023	463,574

	COMMERCIAL SERVICES - 1.9%
500,000	Insight Global	3 Month LIBOR + 3.500%	5.607	*	5/23/2025	499,793
500,000	Paysafe	3 Month LIBOR + 3.500%	5.482	*	1/1/2025	494,062
						993,855
	ENERGY - 0.9%
452,717	Lightstone Holdings Co. LLC	3 Month LIBOR + 3.750%	5.730	*	1/30/2024	455,087
28,986	Lightstone Holdings Co. LLC	3 Month LIBOR + 3.750%	5.730	*	1/30/2024	29,137
						484,224
	ENVIRONMENTAL CONTROL - 1.0%
444,751	GFL Environmental	3 Month LIBOR + 2.750%	4.730	*	5/31/2025	442,527
55,249	GFL Environmental	3 Month LIBOR + 2.750%	0.000	*	5/31/2025	54,973
						497,500
	GROCERY - 2.8%
680,400	Albertson’s LLC	3 Month LIBOR + 2.750%	4.730	*	8/25/2021	674,834
500,000	C.H. Guenther	3 Month LIBOR + 2.750%	4.730	*	1/22/2025	498,750
250,000	Dole Food Company, Inc.	3 Month LIBOR + 2.750%	4.651-4.806	*	4/6/2024	249,175
						1,422,759
	HEALTHCARE-PRODUCTS - 0.8%
386,875	Laureate Education, Inc.	3 Month LIBOR + 3.500%	6.480	*	4/26/2024	387,655

	HEALTHCARE-SERVICES - 2.9%
500,000	Concentra	3 Month LIBOR + 2.750%	4.740	*	6/1/2022	500,625
980,436	Dupage Medical Group	3 Month LIBOR + 2.750%	4.711	*	8/15/2024	974,308
						1,474,933
	LEISURE & ENTERTAINMENT- 1.9%
1,000,000	Club Corp.	3 Month LIBOR + 2.750%	4.890	*	9/18/2024	990,000

	LODGING - 3.9%
500,000	Apple Leisure	3 Month LIBOR + 4.000%	5.934	*	3/1/2024	500,000
496,219	Landry’s	3 Month LIBOR + 2.750%	4.730-4.796	*	10/4/2023	496,497
498,750	Scientific Games International, Inc.	3 Month LIBOR + 2.750%	4.730	*	8/14/2024	496,102
500,000	Wyndham Destinations	3 Month LIBOR + 2.250%	4.347	*	5/31/2025	497,812
						1,990,411

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	BANK LOANS - 64.3% (Continued)
	MEDIA - 5.2%
$738,474	Harland Clark Holdings Corp.	3 Month LIBOR + 4.750%	7.052	*	11/3/2023	$721,245
500,000	McGraw-Hill Global Education Holding	3 Month LIBOR + 4.000%	6.000	*	5/2/2022	490,105
500,000	Meredith Corp.	3 Month LIBOR + 3.000%	4.980	*	1/31/2025	500,507
1,000,000	Univision Communications, Inc.	3 Month LIBOR + 2.750%	3.982	*	3/15/2024	967,920
						2,679,777
	METALS & MINING - 1.3%
488,759	Essar Steel Algoma, Inc. ^	3 Month LIBOR + 6.500%	0.000	*	8/7/2019	664,713

	REAL ESTATE - 0.9%
481,693	Capital Automotive, Inc.	3 Month LIBOR + 2.500%	4.490	*	3/24/2025	479,887

	OIL & GAS - 1.0%
54,203	Energy & Exploration Partners ^ +	3 Month LIBOR + 5.000%	5.000	*	5/13/2022	—
500,000	McDermott International	3 Month LIBOR + 5.000%	6.800	*	5/10/2025	503,153
						503,153
	PACKAGING - 1.9%
495,000	Caraustar Industries, Inc.	3 Month LIBOR + 5.500%	7.802	*	3/9/2022	498,581
500,000	Tekni-Plex	3 Month LIBOR + 3.250%	5.230	*	10/5/2024	498,127
						996,708
	RESTAURANT - 1.9%
493,960	Burger King	3 Month LIBOR + 2.250%	4.230	*	2/17/2024	492,493
500,000	Fogo De Chao	3 Month LIBOR + 4.500%	6.480	*	3/22/2025	501,250
						993,743
	RETAIL - 10.1%
500,000	American Seafoods	3 Month LIBOR + 2.750%	4.720	*	8/21/2023	498,750
500,000	Michaels Store, Inc.	3 Month LIBOR + 2.500%	4.448-4.557	*	1/28/2023	496,875
497,500	Nature’s Bounty, Inc.	3 Month LIBOR + 3.500%	5.480	*	9/28/2024	464,665
1,000,000	Neiman Marcus Group, Inc.	3 Month LIBOR + 3.250%	5.150	*	10/25/2020	888,750
737,959	Petsmart	3 Month LIBOR + 3.000%	5.010	*	3/10/2022	611,941
386,364	PetVet Care Center	3 Month LIBOR + 2.750%	5.085	*	2/15/2025	379,602
113,636	PetVet Care Center	3 Month LIBOR + 2.750%	4.835	*	2/15/2025	111,648
1,000,000	Shearer’s Foods	3 Month LIBOR + 4.250%	6.552	*	6/30/2021	988,750
748,750	Staples, Inc.	3 Month LIBOR + 4.000%	5.901	*	9/12/2024	739,978
						5,180,959
	TECHNOLOGY - 14.4%
1,000,000	BMC Software	3 Month LIBOR + 4.250%	6.250	*	6/28/2025	995,000
428,479	BMC Software Finance, Inc.	3 Month LIBOR + 3.250%	5.230	*	9/10/2022	427,676
500,000	Digicert Holdings, Inc.	3 Month LIBOR + 4.750%	6.703	*	10/31/2024	500,313
500,000	Endurance International	3 Month LIBOR + 3.750%	5.750	*	2/9/2023	500,523
250,000	Energy Solutions	3 Month LIBOR + 3.750%	5.773	*	5/11/2025	250,781
873,940	First Data Corp.	3 Month LIBOR + 2.000%	3.965	*	4/26/2024	869,960
500,000	Generac	3 Month LIBOR + 1.750%	4.058	*	5/31/2023	495,833
483,007	GTCR Valor Companies, Inc.	3 Month LIBOR + 3.250%	6.151	*	6/16/2023	483,007
500,000	Iron Mountain, Inc.	3 Month LIBOR + 1.750%	3.730	*	1/2/2026	491,457
498,747	McAfee	3 Month LIBOR + 4.500%	6.468	*	9/29/2024	502,044
500,000	Quest	3 Month LIBOR + 4.250%	6.576	*	5/18/2025	498,855
491,276	Riverbed Technology, Inc.	3 Month LIBOR + 3.250%	5.240	*	4/24/2022	486,188
498,750	Sabre GLBL, Inc.	3 Month LIBOR + 2.000%	3.980	*	2/22/2024	498,398
496,250	Tierpoint, Inc.	3 Month LIBOR + 3.750%	5.730	*	5/5/2024	484,156
						7,484,191
	TELECOMMUNICATIONS - 2.7%
1,242	Consolidated Communications, Inc.	3 Month LIBOR + 3.000%	4.910	*	10/5/2023	1,226
500,000	West Corp.	3 Month LIBOR + 3.500%	5.480	*	10/10/2024	496,823
497,500	Wideopen West	3 Month LIBOR + 3.250%	5.335	*	8/19/2023	476,356
441,207	Windstream Services LLC	3 Month LIBOR + 4.000%	6.090	*	3/30/2021	420,250
						1,394,655
	TRANSPORTATION - 2.0%
500,000	PODS, Inc.	3 Month LIBOR + 2.750%	4.780	*	11/21/2024	498,875
529,497	YRC Worldwide, Inc.	3 Month LIBOR + 8.500%	10.480	*	7/26/2022	535,454
						1,034,329
	WHOLESALE - DISTRIBUTION - 1.0%
497,500	HD Supply Waterworks	3 Month LIBOR + 2.500%	5.211-5.300	*	7/19/2024	498,122

	TOTAL BANK LOANS (Cost - $33,271,614)					33,086,033

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 8.2%
4,207,902	Fidelity Institutional Government Money Market Fund, Class I, 1.77%**	$4,207,902
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,207,902)	4,207,902

	TOTAL INVESTMENTS - 108.8% (Cost - $56,835,229)	$55,955,738
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.8)%	(4,513,770)
	NET ASSETS - 100.0%	$51,441,968

*	Floating Rate, rate shown represents the rate at June 30, 2018.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

^	Represents issuer in default on interest payments; non-income producing security

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2018, these securities amounted to $11,280,340 or 21.9% of net assets.

+	The value of these securities have been determined in good faith under policies of The Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

ETF - Exchange Traded Fund

LLC - Limited Liability Company.

PLC - Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Principal		Coupon Rate (%)	Maturity	Value
	CONVERTIBLE BONDS - 22.1%
	BIOTECHNOLOGY - 5.9%
$1,872,000	PDL BioPharma, Inc.	2.750	12/1/2021	$1,718,702

	ELECTRONICS - 7.5%
2,734,000	Fluidigm Corp.	2.750	2/1/2034	2,189,133

	INVESTMENT COMPANIES - 3.5%
1,055,000	Prospect Capital Corp.	4.950	7/15/2022	1,023,564

	REAL ESTATE INVESTMENT TRUSTS - 4.0%
159,000	Apollo Commercial Real Estate Finance, Inc.	5.500	3/15/2019	169,573
1,069,000	Colony NorthStar, Inc.	5.000	4/15/2023	1,012,878
				1,182,451
	RETAIL - 1.2%
334,000	EZCORP, Inc.	2.125	6/15/2019	338,099

	TOTAL CONVERTIBLE BONDS - (Cost - $6,160,358)			6,451,949

	CORPORATE BONDS - 74.6%
	AIRLINES - 3.6%
1,128,000	Southwest Airlines Co.	3.000	11/15/2026	1,046,030

	APPAREL - 5.8%
1,910,000	Under Armour, Inc.	3.250	6/15/2026	1,714,052

	AUTO PARTS & EQUIPMENT - 2.7%
791,000	Dana, Inc.	5.500	12/15/2024	781,112

	COMMERCIAL SERVICES - 5.7%
1,664,000	Rent-A-Center, Inc.	6.625	11/15/2020	1,666,080

	DIVERSIFIED FINANCIAL SERVICES - 5.5%
1,096,000	Community Choice Financial, Inc.	10.750	5/1/2019	865,840
698,000	Enova International, Inc.	9.750	6/1/2021	734,645
				1,600,485
	HOME BUILDERS - 1.8%
78,000	Beazer Homes USA, Inc.	7.250	2/1/2023	79,755
440,000	TRI Pointe Group, Inc.	5.875	6/15/2024	436,700
				516,455
	MINING - 3.9%
1,129,000	Hecla Mining Co.	6.875	5/1/2021	1,140,956
3,290,219	MolyCorp., Inc. +	10.000	6/1/2020	6,909
				1,147,865
	OFFICE/BUSINESS EQUIPMENT - 3.9%
1,281,000	Pitney Bowes, Inc.	4.625	3/15/2024	1,133,557

	OIL & GAS - 7.7%
1,431,000	Northern Oil and Gas, Inc.	8.000	6/1/2020	1,423,845
1,017,000	Transocean, Inc.	6.800	3/15/2038	826,313
				2,250,158
	OIL & GAS SERVICES - 10.7%
1,902,000	Era Group, Inc.	7.750	12/15/2022	1,856,828
1,298,000	PHI, Inc.	5.250	3/15/2019	1,268,795
				3,125,623

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 74.6% (Continued)
	PRIVATE EQUITY - 3.7%
$1,086,000	Icahn Enterprises Finance Corp.	5.875	2/1/2022	$1,087,358

	REAL ESTATE INVESTMENT TRUSTS - 6.4%
832,000	DDR Corp.	4.250	2/1/2026	812,498
1,048,000	The GEO Group, Inc.	5.875	1/15/2022	1,061,100
				1,873,598
	RETAIL - 6.9%
940,000	Kohl’s Corp.	3.250	2/1/2023	913,493
1,248,000	L Brands, Inc.	6.750	7/1/2036	1,098,240
				2,011,733
	SEMICONDUCTORS - 6.3%
838,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	925,990
916,000	Amkor Technology, Inc.	6.375	10/1/2022	932,030
8,669,000	Energy Conversion Devices, Inc. ^+#			—
				1,858,020

	TOTAL CORPORATE BONDS (Cost - $27,607,456)			21,812,126
Shares
	SHORT-TERM INVESTMENTS - 2.0%
585,003	Fidelity Investments Money Market Funds Government Portfolio, Class I, 1.77% *			585,003
	TOTAL SHORT-TERM INVESTMENTS (Cost - $585,003)

	TOTAL INVESTMENTS - 98.7% (Cost - $34,352,817)			$28,849,078
	OTHER ASSETS LESS LIABILITIES - 1.3%			366,808
	NET ASSETS - 100.0%			$29,215,886

*	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares				Value
	COMMON STOCK - 45.4%
	COMPUTERS - 2.9%
4,041	International Business Machines Corp.			$564,528

	DIVERSIFIED FINANCIAL SERVICES - 3.6%
348,029	Och-Ziff Capital Management Group LLC			671,696
505	PJT Partners, Inc.			26,962
				698,658
	INVESTMENT COMPANIES - 27.1%
115,463	Apollo Investment Corp.			643,129
31,478	Ares Capital Corp.			517,813
19,263	Compass Diversified Holdings			333,250
19,956	Oaktree Capital Group LLC			811,211
201,359	Oaktree Specialty Lending Corp.			962,496
116,675	PennantPark Investment Corp.			817,308
126,900	Prospect Capital Corp.			851,499
19,200	Solar Capital Ltd.			392,448
				5,329,154
	OIL & GAS - 0.5%
1,230	Exxon Mobile Corp.			101,758

	PRIVATE EQUITY - 10.8%
23,549	Apollo Global Management LLC			750,507
20,211	Blackstone Group LP			650,188
28,900	KKR & Co. LP			718,165
				2,118,860
	TELECOMMUNICATIONS - 0.5%
2,050	Verizon Communications, Inc.			103,135

	TOTAL COMMON STOCK (Cost - $11,132,039)			8,916,093

	EXCHANGE TRADED FUNDS - 3.7%
	EQUITY FUNDS - 3.7%
16,895	iShares Mortgage Real Estate ETF			734,088
	TOTAL EXCHANGE TRADED FUNDS (Cost - $800,795)

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 10.8%
	BIOTECHNOLOGY - 5.7%
$1,226,000	PDL BioPharma, Inc.	2.750	12/1/2021	1,125,603

	ELECTRONICS - 5.1%
1,250,000	Fluidigm Corp.	2.750	2/1/2034	1,000,884

	TOTAL CONVERTIBLE BONDS (Cost - $2,010,616)			2,126,487

	CORPORATE BONDS - 38.2%
	AIRLINES - 2.2%
461,000	Southwest Airlines Co.	3.000	11/15/2026	427,500

	APPAREL - 4.4%
955,000	Under Armour, Inc.	3.250	6/15/2026	857,026

	COMMERCIAL SERVICES - 3.7%
734,000	Rent-A-Center, Inc.	6.625	11/15/2020	734,917

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 38.2% (Continued)
	DIVERSIFIED FINANCIAL SERVICES - 9.9%
$1,629,000	Community Choice Financial, Inc.	10.750	5/1/2019	$1,286,910
634,000	Enova International, Inc.	9.750	6/1/2021	667,285
				1,954,195
	HOME BUILDERS - 0.2%
35,000	Beazer Homes USA, Inc.	7.250	2/1/2023	35,787

	MINING - 0.0%
2,334,145	Molycorp, Inc. +	10.000	6/1/2020	4,902

	OIL & GAS - 3.9%
953,000	Transocean, Inc.	6.800	3/15/2038	774,312

	REAL ESTATE INVESTEMENT TRUST - 2.8%
563,000	DDR Corp.	4.250	2/1/2026	549,804

	RETAIL - 3.5%
789,000	L Brands, Inc.	6.750	7/1/2036	694,320

	SEMICONDUCTORS - 4.1%
731,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	807,755
5,543,000	Energy Conversion Devices, Inc. ^+#			—
				807,755
	TELECOMMUNICATIONS - 3.5%
633,000	Sprint Capital Corp.	8.750	3/15/2032	677,310

	TOTAL CORPORATE BONDS (Cost - $11,326,205)			7,517,828

Shares
	SHORT-TERM INVESTMENTS - 0.6%
111,101	Fidelity Investments Money Market Funds Government Portfolio, Class I, 1.77% *			111,101
	TOTAL SHORT-TERM INVESTMENTS (Cost - $111,101)

	TOTAL INVESTMENTS - 98.7% (Cost - $25,380,756)			$19,405,597
	OTHER ASSETS LESS LIABILITIES - 1.3%			248,605
	NET ASSETS - 100.0%			$19,654,202

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

*	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares					Value
	COMMON STOCK - 6.8%
	REITS - 6.8%
40,000	Annaly Capital Management, Inc.				$411,600
5,000	Blackstone Mortgage Trust, Inc.				157,150
2,000	New Residential Investment Corp.				34,980
	TOTAL COMMON STOCK (Cost - $617,798)				603,730

	EXCHANGE TRADED FUND - 1.2%
2,500	iShares Mortgage Real Estate ETF				108,625
	TOTAL EXCHANGE TRADED FUND (Cost - $112,089)				108,625

Principal		Variable Rate	Coupon Rate (%)	Maturity
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 36.9%
	FEDERAL HOME LOAN MORTGAGE ASSOCIATION (a) - 7.1%
$82,672	Freddie Mac REMICS		3.000	9/15/2025	82,892
72,531	Freddie Mac REMICS	(-2.4xlibor01m)+1440bps	9.424*	12/15/2032	83,776
23	Freddie Mac REMICS	(-2xlibor01m)+1440bps	10.254*	9/15/2034	23
1,034,381	Freddie Mac REMICS (b)	(-1xlibor01m)+665bps	4.577*	4/15/2036	167,536
982,982	Freddie Mac REMICS (b)	(-1xlibor01m)+658bps	4.507*	9/15/2036	163,497
347,887	Freddie Mac REMICS (b)		6.500	12/15/2037	72,134
23,079	Freddie Mac REMICS (b)	(-1xlibor01m)+680bps	4.727*	9/15/2039	2,275
199,995	Freddie Mac REMICS (b)	(-1xlibor01m)+660bps	4.527*	12/15/2039	19,115
60,245	Freddie Mac REMICS (b)		4.000	8/15/2040	7,957
175,649	Freddie Mac Strips (b)		7.000	4/1/2027	34,558
					633,763
	FEDERAL NATIONAL MORTGAGE ASSOCIATION (a) - 26.9%
60,916	Fannie Mae Interest Strip (b)		7.500	7/25/2022	6,293
42,452	Fannie Mae Interest Strip (b)		8.000	7/25/2024	7,476
56,963	Fannie Mae Interest Strip (b)		8.500	10/25/2025	10,593
421,041	Fannie Mae Interest Strip (b)		6.000	7/25/2035	101,161
2,800,435	Fannie Mae Interest Strip (b)		5.000	8/25/2035	624,467
18,776	Fannie Mae Interest Strip (b)		7.500	9/25/2037	4,855
441,165	Fannie Mae Interest Strip (b)		5.000	1/25/2038	100,529
82,946	Fannie Mae Interest Strip (b)		4.500	11/25/2039	18,386
1,259,294	Fannie Mae Interest Strip (b)		4.500	11/25/2039	278,787
355,077	Fannie Mae Interest Strip (b)		5.000	11/25/2040	81,494
25,171	Fannie Mae Interest Strip (b)		5.000	3/25/2041	5,568
160,897	Fannie Mae REMIC Trust 2005-W2		0.000	5/25/2035	145,546
226,885	Fannie Mae REMICS (b)	(-1xlibor01m)+800bps	5.909*	9/25/2023	23,061
478,751	Fannie Mae REMICS (b)		3.000	2/25/2033	63,569
155,722	Fannie Mae REMICS (b)		6.500	5/25/2033	32,200
1,844,504	Fannie Mae REMICS (b)	(-1xlibor01m)+825bps	6.159*	6/25/2033	407,668
318,335	Fannie Mae REMICS (b)	(-1xlibor01m)+760bps	5.509*	4/25/2034	69,185
24,703	Fannie Mae REMICS	(-2xlibor01m)+1424bps	10.058*	7/25/2034	28,242
536,196	Fannie Mae REMICS (b)	(-1xlibor01m)+715bps	5.059*	7/25/2037	103,440
302,100	Fannie Mae REMICS (b)	(-1xlibor01m)+587bps	3.779*	8/25/2037	40,366
49,186	Fannie Mae REMICS (b)	(-90xlibor01m)+5355bps	4.500*	12/25/2041	11,514
123,738	Fannie Mae REMICS (b)	(-1xlibor01m)+616bps	4.069*	10/25/2042	18,815
203,990	Fannie Mae Trust 2005-W3	(1xlibor01m)+22bps	2.311*	3/25/2045	203,057
					2,386,272
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.9%
8,568	Government National Mortgage Association	(-3.25xlibor01m)+2633bps	19.549*	11/16/2024	10,796
42,897	Government National Mortgage Association	(-.996554xlibor01m)+898bps	6.904*	4/20/2034	43,713
25,032	Government National Mortgage Association (b)		5.000	3/20/2039	1,551
795,639	Government National Mortgage Association (b)		4.000	4/20/2042	200,897
					256,957

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost - $3,162,631)				3,276,992

	PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 40.5%
450,000	FREMF 2010-K9 Mortgage Trust #		5.373	8/25/2020	467,153
1,085,000	FREMF 2013-K712 Mortgage Trust #		3.477	5/25/2045	1,087,455
1,655,000	FREMF 2012-K710 Mortgage Trust #		3.942	6/25/2047	1,666,529
383,000	FREMF 2015-K50 Mortgage Trust #		3.908	10/25/2048	376,293
2,159	ML Trust XLIV		9.000	8/20/2020	2,229
	TOTAL PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $3,625,611)				3,599,659

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Principal			Coupon%	Maturity Date		Value
	MORTGAGE NOTES - 8.6%
$84,500	ADL1084-17 +^		8.000	9/1/2018		$84,500
206,250	FAR0219-17 +^		8.000	8/13/2018		206,250
97,500	LAN0136-17 +^		8.000	8/1/2018		97,500
123,750	LUO0133-17 +^		8.000	11/1/2018		123,750
105,000	ORL1111-17 +^		8.000	10/1/2018		105,000
150,000	SPD0400-16 +^		8.000	12/1/2018		150,000
	TOTAL MORTGAGE NOTES (Cost - $767,000)					767,000

			Notional	Exercise	Expiration
Contracts (c)		Counterparty	Amount	Price	Date
	PUT OPTIONS PURCHASED - 0.4%
280	Annaly Capital Management, Inc.	Interactive Broker	308,000	$11.00	7/20/2018	$19,040
40	Blackstone Mortgage Trust	Interactive Broker	140,000	35.00	7/20/2018	14,000
20	iShares Mortgage Real Estate ETF	Interactive Broker	90,000	45.00	7/20/2018	3,050
20	New Residential Investments	Interactive Broker	36,000	18.00	7/20/2018	1,140
	TOTAL PUT OPTIONS PURCHASED (Cost - $37,881)					37,230

Shares
	SHORT-TERM INVESTMENTS - 7.8%
691,191	Fidelity Investments Money Market Funds Government Portfolio, Institutional Class, 1.77% **					$691,191
	TOTAL SHORT-TERM INVESTMENTS (Cost - $691,191)					691,191

	TOTAL INVESTMENTS - 102.2% (Cost - $9,014,201)					$9,084,427
	LIABILITIES LESS OTHER ASSETS - (2.2)%					(198,134)
	NET ASSETS - 100.0%					$8,886,293

*	Floating or variable rate security; rate shown represents the rate at June 30, 2018.

**	Rate shown represents the rate at June 30, 2018, is subject to change and resets daily.

+	The value of these securities have been determined in good faith under policies of The Board of Trustees. The total of these securities is $767,000 or 8.6% of net assets.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2018, these securities amounted to $3,597,430 or 40.5% of net assets.

^	The security is illiquid; total illiquid securities represent 8.6% of net assets.

ETF - Exchange Traded Fund.

REMICS - Real Estate Mortgage Investment Conduit.

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	IO- Interest Only.

(c)	Each contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018

Long			Notional			Unrealized
Contracts		Counterparty	Value ($)	Maturity Date		Appreciation
	LONG FUTURES CONTRACTS - (0.0)%
10	US 10 Year Note Future	Wedbush	1,201,875	September-2018		$3,906
	Net Unrealized Appreciation from Open Long Futures Contracts					3,906

						Unrealized
Short			Notional			Appreciation/
Contracts		Counterparty	Value ($)	Maturity Date		(Deprectiation)
	SHORT FUTURES CONTRACTS - (0.0)%
(6)	90 Day Euro$ Future	Wedbush	(1,463,175)	September-2018		(225)
(6)	90 Day Euro$ Future	Wedbush	(1,460,400)	December-2018		(375)
(6)	90 Day Euro$ Future	Wedbush	(1,458,600)	March-2019		(525)
(6)	90 Day Euro$ Future	Wedbush	(1,457,175)	June-2019		(75)
(4)	90 Day Euro$ Future	Wedbush	(970,800)	September-2019		(200)
(4)	90 Day Euro$ Future	Wedbush	(970,350)	December-2019		(275)
(4)	90 Day Euro$ Future	Wedbush	(970,200)	March-2020		(300)
(4)	90 Day Euro$ Future	Wedbush	(970,200)	June-2020		(775)
(2)	90 Day Euro$ Future	Wedbush	(485,125)	September-2020		(200)
(2)	90 Day Euro$ Future	Wedbush	(485,100)	December-2020		(200)
(2)	90 Day Euro$ Future	Wedbush	(485,150)	March-2021		(200)
(2)	90 Day Euro$ Future	Wedbush	(485,175)	June-2021		(250)
(1)	90 Day Euro$ Future	Wedbush	(242,588)	September-2021		(88)
(1)	90 Day Euro$ Future	Wedbush	(242,563)	December-2021		(113)
(1)	90 Day Euro$ Future	Wedbush	(242,575)	March-2022		(125)
(1)	90 Day Euro$ Future	Wedbush	(242,575)	June-2022		(125)
(10)	US 5 Year Note Future	Wedbush	(1,136,172)	September-2018		469
	Net Unrealized Depreciation from Open Short Futures Contracts					$(3,582)

			Notional	Exercise	Expiration
Contracts (c)		Counterparty	Amount	Price	Date	Value
	CALL OPTION WRITTEN - (0.0)%
50	Annaly Capital Management, Inc.	Interactive Broker	52,500	$10.50	7/20/2018	$300
	TOTAL CALL OPTION WRITTEN (Premiums Received - $291)					$300

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2018

		Catalyst/MAP	Catalyst		Catalyst/SMH	Catalyst/Stone
	Catalyst Insider	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Beach Income
	Income Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund
ASSETS:
Investment in Securities, at Cost	$2,305,490	$22,130,788	$56,835,229	$34,352,817	$25,380,756	$9,014,201
Investment in Securities, at Value	$2,334,354	$23,270,636	$55,955,738	$28,849,078	$19,405,597	$9,084,427
Receivable for securities sold	—	—	29,836	—	—	187,293
Receivable for Fund shares sold	—	—	181,345	—	50,000	—
Dividends and interest receivable	26,307	272,363	385,235	374,719	225,755	77,618
Futures unrealized appreciation	—	—	—	—	—	324
Due from Manager	6,693	—	—	257	—	826
Deposits with Broker	—	—	—	—	—	91,958
Prepaid expenses and other assets	15,056	26,529	38,872	30,636	28,661	5,816
Total Assets	2,382,410	23,569,528	56,591,026	29,254,690	19,710,013	9,448,262

LIABILITIES:
Options written
(premiums received $0, $20,784, $0, $0, $0, $291)	—	18,400	—	—	—	300
Management fees payable	—	16,687	32,503	—	10,010	—
Due to Broker	—	—	—	—	—	537,907
Payable for securities purchased	—	232,783	5,061,225	—	—	—
Payable for Fund shares redeemed	—	700	7,225	1,728	128	—
Payable to related parties	903	2,434	4,371	2,176	1,556	2,269
Trustee fee payable	2,714	2,705	2,520	2,726	2,723	2,720
Accrued 12b-1 fees	320	11,415	18,772	12,314	21,431	117
Accrued expenses and other liabilities	17,011	23,714	22,442	19,860	19,963	18,656
Total Liabilities	20,948	308,838	5,149,058	38,804	55,811	561,969

Net Assets	$2,361,462	$23,260,690	$51,441,968	$29,215,886	$19,654,202	$8,886,293

NET ASSETS CONSIST OF:
Paid in capital	$2,379,813	$20,920,810	$59,089,170	$62,135,475	$41,680,146	$9,022,530
Accumulated net investment income (loss)	780	(114,605)	57,609	6,838	(65,596)	122,999
Accumulated net realized gain (loss) on investments, options, futures and foreign currency transactions	(47,995)	1,313,745	(6,825,320)	(27,422,688)	(15,985,189)	(329,791)
Net unrealized appreciation (depreciation) on investments, options, futures and foreign currency translations	28,864	1,140,740	(879,491)	(5,503,739)	(5,975,159)	70,555
Net Assets	$2,361,462	$23,260,690	$51,441,968	$29,215,886	$19,654,202	$8,886,293

Class A
Net Assets	$140,972	$5,332,072	$12,004,375	$14,858,166	$4,161,300	$169,320
Shares of beneficial interest outstanding (a)	15,034	441,968	1,249,576	3,795,109	948,382	17,677
Net asset value per share (Net assets/shares outstanding)	$9.38	$12.06	$9.61	$3.92	$4.39	$9.58
Maximum offering price per share (b)	$9.85	$12.80	$10.09	$4.12	$4.66	$10.06
Minimum redemption price per share (c)	$9.29	$11.94	$9.51	$3.88	$4.35	$9.48

Class C
Net Assets	$41,299	$5,904,007	$9,416,911	$9,211,890	$8,213,496	$189,940
Shares of beneficial interest outstanding (a)	4,406	493,628	983,312	2,350,450	1,873,497	19,896
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.37	$11.96	$9.58	$3.92	$4.38	$9.55

Class I
Net Assets	$2,179,191	$12,024,611	$30,020,682	$5,145,830	$7,279,406	$8,527,033
Shares of beneficial interest outstanding (a)	232,223	995,103	3,120,775	1,313,093	1,662,030	892,535
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.38	$12.08	$9.62	$3.92	$4.38	$9.55

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund, excluding the Catalyst/MAP Global Balanced Fund and the Catalyst/SMH Total Return Income Fund which imposes 5.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2018

		Catalyst/MAP	Catalyst		Catalyst/SMH	Catalyst/Stone
	Catalyst Insider	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Beach Income
	Income Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund
Investment Income:
Dividend Income	$1,596	$421,876	$53,923	$13,360	$837,107	$—
Interest Income	77,827	289,969	1,686,672	2,151,075	1,054,153	321,127
Foreign tax withheld	—	(28,879)	—	—	—	—
Total Investment Income	79,423	682,966	1,740,595	2,164,435	1,891,260	321,127

Operating Expenses:
Investment management fees	25,109	234,062	303,721	325,483	231,941	97,240
12b-1 Fees:
Class A	2,432	17,093	19,864	40,758	12,710	815
Class C	2,431	62,546	80,132	102,412	95,154	2,667
Audit fees	14,250	14,750	14,249	14,250	14,250	14,501
Registration fees	11,998	49,427	42,917	56,732	41,189	6,961
Trustees’ fees	10,452	10,444	7,768	10,460	10,456	10,452
Administration fees	8,671	16,979	28,029	18,493	14,854	18,851
Transfer Agent fees	156	2,522	2,977	4,951	2,769	132
Compliance officer fees	5,584	8,990	10,363	9,330	8,435	10,741
Management services fees	6,011	10,569	12,220	12,740	10,519	6,836
Legal fees	11,289	7,434	8,306	8,247	7,470	11,529
Custody fees	4,790	4,807	4,998	5,339	5,804	9,578
Printing expense	500	5,497	7,076	10,208	7,293	608
Networking fees	4,090	11,108	18,719	18,259	11,458	4,968
Insurance expense	32	460	443	797	486	108
Interest expense	—	—	15,266	—	—	—
Miscellaneous expense	1,967	2,098	5,783	1,948	2,546	2,025
Total Operating Expenses	109,762	458,786	582,831	640,407	477,334	198,012
Less: Expenses waived/reimbursed by Manager	(86,088)	(80,140)	(132,914)	(107,137)	(68,348)	(93,262)
Net Operating Expenses	23,674	378,646	449,917	533,270	408,986	104,750

Net Investment Income	55,749	304,320	1,290,678	1,631,165	1,482,274	216,377

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(10,290)	1,622,365	(669,487)	315,694	46,589	(63,652)
Distribution of realized gains by underlying investment companies	57	—	—	—	107	—
Securities sold short	—	—	—	—	—	(18,828)
Options purchased	—	—	—	—	—	(537)
Options written	—	—	—	—	—	795
Futures	—	—	—	—	—	46,597
Foreign currency transactions	—	(2,969)	—	—	—	(13)
Net realized gain (loss)	(10,233)	1,619,396	(669,487)	315,694	46,696	(35,638)

Net change in unrealized appreciation (depreciation) on:
Investments	38,949	(1,038,951)	1,188,872	222,814	(372,591)	(631)
Options purchased	—	—	—	—	—	(651)
Options written	—	52,906	—	—	—	(9)
Futures	—	—	—	—	—	325
Foreign currency translations	—	(605)	—	—	—	13
Net change in unrealized appreciation (depreciation)	38,949	(986,650)	1,188,872	222,814	(372,591)	(953)

Net Realized and Unrealized Gain (Loss) on Investments	28,716	632,746	519,385	538,508	(325,895)	(36,591)

Net Increase in Net Assets Resulting From Operations	$84,465	$937,066	$1,810,063	$2,169,673	$1,156,379	$179,786

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

			Catalyst/MAP Global
	Catalyst Insider Income Fund		Balanced Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income	$55,749	$25,085	$304,320	$407,540
Net realized gain (loss) on investments	(10,233)	3,286	1,619,396	(380)
Net change in unrealized appreciation (depreciation) on investments	38,949	6,010	(986,650)	1,575,523
Net increase in net assets resulting from operations	84,465	34,381	937,066	1,982,683

Distributions to Shareholders from:
Net investment income
Class A	(18,912)	(18,343)	(98,885)	(234,295)
Class C	(3,008)	(1,714)	(76,678)	(70,845)
Class I	(33,427)	(4,786)	(242,434)	(99,330)
Net realized gains
Class A	—	—	(74,637)	(307,696)
Class C	—	—	(86,501)	(141,187)
Class I	—	—	(147,482)	(71,728)
Total distributions to shareholders	(55,347)	(24,843)	(726,617)	(925,081)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	20,000	1,710,001	1,200,993	5,246,559
Class C	3,362	406,030	1,533,352	1,940,669
Class I	1,666,464	324,935	6,708,175	3,912,984
Reinvestment of distributions
Class A	13,386	12,273	143,041	483,659
Class C	2,591	1,122	137,288	177,713
Class I	26,891	2,890	326,576	139,212
Cost of shares redeemed
Class A	(1,448,694)	(565,279)	(8,468,731)	(6,865,072)
Class C	(375,580)	(89,054)	(1,984,427)	(3,086,533)
Class I	(16,673)	(55,501)	(1,158,463)	(624,144)
Net increase (decrease) in net assets from share transactions of beneficial interest	(108,253)	1,747,417	(1,562,196)	1,325,047

Total Increase (Decrease) in Net Assets	(79,135)	1,756,955	(1,351,747)	2,382,649

Net Assets:
Beginning of year	2,440,597	683,642	24,612,437	22,229,788
End of year*	$2,361,462	$2,440,597	$23,260,690	$24,612,437
* Includes accumulated net investment income (loss) at end of year:	$780	$378	$(114,605)	$2,041

Share Activity:
Class A
Shares Sold	2,128	184,763	99,295	452,370
Shares Reinvested	1,439	1,324	11,803	42,084
Shares Redeemed	(155,810)	(61,041)	(702,058)	(591,210)
Net increase (decrease) in shares of Beneficial interest	(152,243)	125,046	(590,960)	(96,756)

Class C
Shares Sold	362	43,710	127,976	169,104
Shares Reinvested	279	121	11,433	15,589
Shares Redeemed	(40,310)	(9,623)	(165,242)	(267,837)
Net increase (decrease) in shares of Beneficial interest	(39,669)	34,208	(25,833)	(83,144)

Class I
Shares Sold	179,179	34,893	554,315	334,100
Shares Reinvested	2,882	312	26,902	12,006
Shares Redeemed	(1,790)	(5,983)	(94,987)	(54,259)
Net increase in shares of Beneficial interest	180,271	29,222	486,230	291,847

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Floating
	Rate Income Fund		Catalyst/SMH High Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income	$1,290,678	$1,050,617	$1,631,165	$2,557,750
Net realized gain (loss) on investments	(669,487)	(914,719)	315,694	(2,521,827)
Net change in unrealized appreciation on investments	1,188,872	1,854,739	222,814	6,365,240
Net increase in net assets resulting from operations	1,810,063	1,990,637	2,169,673	6,401,163

Distributions to Shareholders from:
Net investment income
Class A	(328,743)	(283,443)	(849,932)	(1,282,561)
Class C	(269,613)	(211,829)	(460,733)	(656,269)
Class I	(637,082)	(554,113)	(330,583)	(601,999)

Total distributions to shareholders	(1,235,438)	(1,049,385)	(1,641,248)	(2,540,829)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	7,288,712	6,349,154	4,251,889	17,099,629
Class C	3,748,766	3,560,565	903,461	15,505,723
Class I	28,592,210	21,187,499	4,231,575	25,588,912
Reinvestment of distributions
Class A	237,896	200,760	449,429	770,208
Class C	226,155	175,792	268,807	417,645
Class I	595,827	521,520	158,401	395,990
Cost of shares redeemed
Class A	(2,454,964)	(6,421,669)	(10,333,696)	(15,038,976)
Class C	(2,318,616)	(1,764,058)	(2,745,988)	(18,354,718)
Class I	(10,198,772)	(15,476,927)	(11,400,288)	(17,632,258)
Capital Contribution (note 3)
Class A	—	20,543	—	—
Class C	—	15,468	—	—
Class I	—	19,799	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	25,717,214	8,388,446	(14,216,410)	8,752,155

Total Increase (Decrease) in Net Assets	26,291,839	9,329,698	(13,687,985)	12,612,489

Net Assets:
Beginning of year	25,150,129	15,820,431	42,903,871	30,291,382
End of year*	$51,441,968	$25,150,129	$29,215,886	$42,903,871
* Includes accumulated net investment income at the end of year:	$57,609	$1,232	$6,838	$16,921

Share Activity:
Class A
Shares Sold	754,547	681,535	1,071,440	4,542,065
Shares Reinvested	24,882	21,565	113,968	203,255
Shares Redeemed	(255,981)	(685,349)	(2,627,302)	(3,922,538)
Net increase (decrease) in shares of Beneficial interest	523,448	17,751	(1,441,894)	822,782

Class C
Shares Sold	392,266	384,403	230,191	4,155,586
Shares Reinvested	23,764	18,921	68,041	110,763
Shares Redeemed	(243,981)	(191,310)	(695,452)	(4,886,618)
Net increase (decrease) in shares of Beneficial interest	172,049	212,014	(397,220)	(620,269)

Class I
Shares Sold	2,958,734	2,274,938	1,068,498	6,657,246
Shares Reinvested	62,227	55,775	40,105	102,632
Shares Redeemed	(1,064,298)	(1,650,149)	(2,921,869)	(4,616,460)
Net increase (decrease) in shares of Beneficial interest	1,956,663	680,564	(1,813,266)	2,143,418

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/SMH Total		Catalyst/Stone Beach
	Return Income Fund		Income Opportunity Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operations:
Net investment income	$1,482,274	$1,286,234	$216,377	$143,243
Net realized gain (loss) on investments	46,696	400,778	(35,638)	(33,738)
Net change in unrealized appreciation (depreciation) on investments	(372,591)	3,319,160	(953)	(75,640)
Net increase in net assets resulting from operations	1,156,379	5,006,172	179,786	33,865

Distributions to Shareholders from:
Net investment income
Class A	(300,533)	(301,894)	(6,745)	(7,273)
Class C	(522,178)	(411,624)	(5,034)	(3,938)
Class I	(550,504)	(409,345)	(206,650)	(89,262)
Return of capital
Class A	—	(69,051)	—	(7,607)
Class C	—	(70,085)	—	(1,875)
Class I	—	(82,651)	—	(49,168)

Total distributions to shareholders	(1,373,215)	(1,344,650)	(218,429)	(159,123)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	3,327,427	7,973,332	97,113	743,910
Class C	433,276	1,081,975	186,898	283,933
Class I	3,131,593	4,579,861	6,051,824	1,120,608
Reinvestment of distributions
Class A	151,091	192,767	6,156	14,068
Class C	434,992	396,034	5,005	5,813
Class I	206,764	165,009	185,920	120,505
Cost of shares redeemed
Class A	(8,081,479)	(4,949,112)	(593,905)	(221,759)
Class C	(2,369,046)	(1,577,538)	(178,409)	(311,488)
Class I	(6,029,325)	(1,745,274)	(1,746,975)	(1,270,758)
Net increase (decrease) in net assets from share transactions of beneficial interest	(8,794,707)	6,117,054	4,013,627	484,832

Total Increase (Decrease) in Net Assets	(9,011,543)	9,778,576	3,974,984	359,574

Net Assets:
Beginning of year	28,665,745	18,887,169	4,911,309	4,551,735
End of year*	$19,654,202	$28,665,745	$8,886,293	$4,911,309
* Includes accumulated net investment income (loss) at end of year:	$(65,596)	$66,695	$122,999	$—

Share Activity:
Class A
Shares Sold	725,499	1,829,475	10,066	76,529
Shares Reinvested	33,548	44,547	638	1,458
Shares Redeemed	(1,778,860)	(1,149,076)	(61,460)	(22,941)
Net increase (decrease) in shares of Beneficial interest	(1,019,813)	724,946	(50,756)	55,046

Class C
Shares Sold	94,700	246,395	19,335	29,160
Shares Reinvested	96,607	92,273	521	602
Shares Redeemed	(529,956)	(371,191)	(18,579)	(32,148)
Net increase (decrease) in shares of Beneficial interest	(338,649)	(32,523)	1,277	(2,386)

Class I
Shares Sold	698,841	1,043,590	629,034	115,153
Shares Reinvested	45,821	38,128	19,355	12,466
Shares Redeemed	(1,320,397)	(397,587)	(181,513)	(130,180)
Net increase (decrease) in shares of Beneficial interest	(575,735)	684,131	466,876	(2,561)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.27	$9.14	$9.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.20	0.19	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.10	0.11	(0.45)	(0.42)
Total from investment operations	0.30	0.30	(0.24)	(0.24)

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.17)	(0.21)	(0.17)
Total distributions	(0.19)	(0.17)	(0.21)	(0.17)

Net asset value, end of year/period	$9.38	$9.27	$9.14	$9.59

Total return (C)	3.28%	3.29%	(2.47)%	(2.32	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$141	$1,551	$386	$413
Ratios to average net assets
Expenses, before waiver and reimbursement	4.17%	6.09%	7.88%	14.20	% (E)
Expenses, net waiver and reimbursement	1.00%	1.11%	1.45%	1.45	% (E)
Net investment loss, before waiver and reimbursement	(1.07)%	(2.96)%	(4.13)%	(10.73	)% (E)
Net investment income, net waiver and reimbursement	2.10%	2.01%	2.34%	2.02	% (E)
Portfolio turnover rate	34%	35%	52%	58	% (D)

	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.25	$9.14	$9.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.13	0.13	0.15	0.10
Net realized and unrealized gain (loss) on investments	0.11	0.09	(0.45)	(0.40)
Total from investment operations	0.24	0.22	(0.30)	(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.11)	(0.15)	(0.11)
Total distributions	(0.12)	(0.11)	(0.15)	(0.11)

Net asset value, end of year/period	$9.37	$9.25	$9.14	$9.59

Total return (C)	2.63%	2.45%	(3.16)%	(2.94	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$41	$408	$90	$29
Ratios to average net assets
Expenses, before waiver and reimbursement	4.92%	6.84%	8.63%	14.95	% (E)
Expenses, net waiver and reimbursement	1.75%	1.86%	2.20%	2.20	% (E)
Net investment loss, before waiver and reimbursement	(1.85)%	(3.72)%	(4.79)%	(11.66	)% (E)
Net investment income, net waiver and reimbursement	1.32%	1.36%	1.68%	1.09	% (E)
Portfolio turnover rate	34%	35%	52%	58	% (D)

(A)	The Catalyst Insider Income Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.27	$9.14	$9.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.23	0.20	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.10	0.12	(0.45)	(0.40)
Total from investment operations	0.33	0.32	(0.22)	(0.21)

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.19)	(0.23)	(0.20)
Total distributions	(0.22)	(0.19)	(0.23)	(0.20)

Net asset value, end of year/period	$9.38	$9.27	$9.14	$9.59

Total return (C)	3.65%	3.52%	(2.22)%	(2.10	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,179	$482	$208	$335
Ratios to average net assets
Expenses, before waiver and reimbursement	4.42%	5.84%	7.63%	13.95	% (E)
Expenses, net waiver and reimbursement	0.75%	0.86%	1.20%	1.20	% (E)
Net investment loss, before waiver and reimbursement	(1.19)%	(3.29)%	(3.77)%	(10.58	)% (E)
Net investment income, net waiver and reimbursement	2.48%	2.18%	2.55%	2.17	% (E)
Portfolio turnover rate	34%	35%	52%	58	% (D)

(A)	The Catalyst Insider Income Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$11.96	$11.42	$11.50	$12.09	$10.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.21	0.16	0.17	0.16
Net realized and unrealized gain (loss) on investments	0.35	0.77	(0.05)	(0.25)	1.50
Total from investment operations	0.49	0.98	0.11	(0.08)	1.66

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.21)	(0.15)	(0.16)	(0.21)
From net realized gains on investments	(0.17)	(0.23)	(0.04)	(0.35)	(0.24)
Total distributions	(0.39)	(0.44)	(0.19)	(0.51)	(0.45)

Net asset value, end of year	$12.06	$11.96	$11.42	$11.50	$12.09

Total return (B)	4.10%	8.82%	1.00%	(0.57)%	15.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,332	$12,351	$12,906	$14,233	$14,158
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.87%	1.74%	1.83%	1.76%	1.83%
Expenses, net waiver and reimbursement (C)	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	0.84%	1.62%	1.09%	1.25%	1.07%
Net investment income, net waiver and reimbursement (C,D)	1.16%	1.81%	1.38%	1.46%	1.36%
Portfolio turnover rate	42%	50%	15%	48%	42%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$11.88	$11.36	$11.45	$12.04	$10.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.07	0.12	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.33	0.76	(0.06)	(0.22)	1.50
Total from investment operations	0.40	0.88	0.02	(0.15)	1.57

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.13)	(0.07)	(0.09)	(0.13)
From net realized gains on investments	(0.17)	(0.23)	(0.04)	(0.35)	(0.24)
Total distributions	(0.32)	(0.36)	(0.11)	(0.44)	(0.37)

Net asset value, end of year	$11.96	$11.88	$11.36	$11.45	$12.04

Total return (B)	3.34%	7.93%	0.25%	(1.24)%	14.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,904	$6,169	$6,843	$4,186	$4,616
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.62%	2.49%	2.58%	2.51%	2.58%
Expenses, net waiver and reimbursement (C)	2.30%	2.30%	2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C,D)	0.30%	0.86%	0.44%	0.43%	0.36%
Net investment income, net waiver and reimbursement (C,D)	0.62%	1.05%	0.71%	0.64%	0.64%
Portfolio turnover rate	42%	50%	15%	48%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)

Net asset value, beginning of year/period	$11.97	$11.43	$11.51	$12.09	$12.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.23	0.29	0.27	0.22	0.01
Net realized and unrealized gain (loss) on investments	0.31	0.72	(0.13)	(0.26)	0.05
Total from investment operations	0.54	1.01	0.14	(0.04)	0.06

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.24)	(0.18)	(0.19)	(0.10)
From net realized gains on investments	(0.17)	(0.23)	(0.04)	(0.35)	—
Total distributions	(0.43)	(0.47)	(0.22)	(0.54)	(0.10)

Net asset value, end of year/period	$12.08	$11.97	$11.43	$11.51	$12.09

Total return (C)	4.48%	9.05%	1.25%	(0.24)%	0.51	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$12,025	$6,093	$2,481	$156	$121
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.62%	1.49%	1.58%	1.51%	1.66	% (F)
Expenses, net waiver and reimbursement (E)	1.25%	1.25%	1.25%	1.25%	1.25	% (F)
Net investment income, before waiver and reimbursement (E,G)	1.43%	2.14%	2.14%	1.59%	1.35	% (F)
Net investment income, net waiver and reimbursement (E,G)	1.80%	2.38%	2.32%	1.85%	1.76	% (F)
Portfolio turnover rate	42%	50%	15%	48%	42%

(A)	Catalyst/MAP Global Balanced Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Annualized.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Floating Rate Income Fund (Formerly, Catalyst/Princeton Floating Rate Income Fund)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2018	June 30, 2017		June 30, 2016		June 30, 2015	June 30, 2014

Net asset value, beginning of year	$9.31	$8.84		$10.10		$10.63	$10.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.41	0.34		0.45		0.53	0.45
Net realized and unrealized gain (loss) on investments	0.28	0.51		(1.12)		(0.53)	0.40
Total from investment operations	0.69	0.85		(0.67)		0.00	0.85

LESS DISTRIBUTIONS:
From net investment income	(0.39)	(0.38)		(0.41)		(0.52)	(0.41)
From net realized gains on investments	—	—		—		(0.01)	(0.00	) (B)
From return of capital	—	—		(0.18)		—	—
Total distributions	(0.39)	(0.38)		(0.59)		(0.53)	(0.41)

Net asset value, end of year	$9.61	$9.31		$8.84		$10.10	$10.63

Total return (C)	7.54%	9.66	% (D)	(6.62	)% (D)	0.11%	8.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,004	$6,764		$6,264		$25,008	$31,621
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,F)	1.84%	1.83%		1.77%		1.59%	1.65%
Expenses, net waiver and reimbursement (E,F)	1.40%	1.39%		1.48%		1.45%	1.40%
Net investment income, before waiver and reimbursement (E,H)	3.88%	3.24%		4.45%		5.01%	4.01%
Net investment income, net waiver and reimbursement (E,H)	4.32%	3.67%		4.74%		5.12%	4.25%
Portfolio turnover rate	163%	176%		44%		102%	92%

	Class C
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2018	June 30, 2017		June 30, 2016		June 30, 2015	June 30, 2014

Net asset value, beginning of year	$9.29	$8.82		$10.07		$10.60	$10.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.34	0.29		0.31		0.45	0.36
Net realized and unrealized gain (loss) on investments	0.27	0.49		(1.05)		(0.52)	0.40
Total from investment operations	0.61	0.78		(0.74)		(0.07)	0.76

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.31)		(0.35)		(0.45)	(0.35)
From net realized gains on investments	—	—		—		(0.01)	(0.00	) (B)
From return of capital	—	—		(0.16)		—	—
Total distributions	(0.32)	(0.31)		(0.51)		(0.46)	(0.35)

Net asset value, end of year	$9.58	$9.29		$8.82		$10.07	$10.60

Total return (C)	6.64%	8.88	% (D)	(7.24	)% (D)	(0.64)%	7.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,417	$7,534		$5,284		$6,938	$8,874
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,G)	2.59%	2.58%		2.54%		2.34%	2.42%
Expenses, net waiver and reimbursement (E,G)	2.15%	2.14%		2.22%		2.20%	2.17%
Net investment income, before waiver and reimbursement (E,H)	3.13%	2.65%		3.00%		4.21%	3.25%
Net investment income, net waiver and reimbursement (E,H)	3.59%	3.07%		3.31%		4.34%	3.45%
Portfolio turnover rate	163%	176%		44%		102%	92%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes increase from payments made by affiliated parties of 0.34% and 0.53% for the A shares and 0.34% and 0.53% for the C shares for June 30, 2017 and 2016 related to the pricing errors reimbursement. Without these transactions, total return would have been 9.32% and (7.15)% for the A shares and 8.54% and (7.77)% for the C shares for June 30, 2017 and 2016.

(E)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.79%	1.78%	1.70%	1.59%	1.65%
	Expenses, net waiver and reimbursement	1.35%	1.35%	1.41%	1.45%	1.40%
(G)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.57%	2.52%	2.46%	2.34%	2.42%
	Expenses, net waiver and reimbursement	2.10%	2.10%	2.15%	2.20%	2.17%

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Floating Rate Income Fund (Formerly, Catalyst/Princeton Floating Rate Income Fund) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2018	June 30, 2017		June 30, 2016		June 30, 2015	June 30, 2014

Net asset value, beginning of year	$9.32	$8.84		$10.09		$10.63	$10.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.44	0.42		0.50		0.55	0.47
Net realized and unrealized gain (loss) on investments	0.27	0.46		(1.13)		(0.53)	0.40
Total from investment operations	0.71	0.88		(0.63)		0.02	0.87

LESS DISTRIBUTIONS:
From net investment income	(0.41)	(0.40)		(0.43)		(0.55)	(0.43)
From net realized gains on investments	—	—		—		(0.01)	(0.00	) (B)
From return of capital	—	—		(0.19)		—	—
Total distributions	(0.41)	(0.40)		(0.62)		(0.56)	(0.43)

Net asset value, end of year	$9.62	$9.32		$8.84		$10.09	$10.63

Total return (C)	7.79%	10.05	% (D)	(6.27	)% (D)	0.27%	8.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$30,021	$10,853		$4,272		$31,640	$30,817
Ratios to average net assets
Expenses, before waiver and reimbursement (E,F)	1.56%	1.58%		1.47%		1.34%	1.35%
Expenses, net waiver and reimbursement (E,F)	1.15%	1.14%		1.22%		1.20%	1.10%
Net investment income, before waiver and reimbursement (E,G)	4.14%	4.17%		4.94%		5.24%	4.14%
Net investment income, net waiver and reimbursement (E,G)	4.55%	4.54%		5.19%		5.38%	4.48%
Portfolio turnover rate	163%	176%		44%		102%	92%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes increase from payments made by affiliated parties of 0.34% and 0.64% related to the pricing errors reimbursement for June 31, 2017 and 2016. Without these transactions, total return would have been 9.71% and (6.91)% for June 30, 2017 and 2016.

(E)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	1.51%	1.47%	1.41%	1.34%	1.35%
	Expenses, net waiver and reimbursement	1.10%	1.10%	1.16%	1.20%	1.10%

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014

Net asset value, beginning of year	$3.86	$3.45	$4.20		$5.66		$6.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.21	0.23	0.31		0.35		0.40
Net realized and unrealized gain (loss) on investments	0.06	0.40	(0.74)		(1.43)		(0.27)
Total from investment operations	0.27	0.63	(0.43)		(1.08)		0.13

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.22)	(0.31)		(0.36)		(0.42)
From net realized gains on investments	—	—	—		—		(0.25)
From return of capital	—	—	(0.01)		(0.02)		—
Total distributions	(0.21)	(0.22)	(0.32)		(0.38)		(0.67)

Net asset value, end of year	$3.92	$3.86	$3.45		$4.20		$5.66

Total return (B)	7.07%	18.61%	(9.27	)% (C)	(19.76	)% (C)	2.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,858	$20,214	$15,250		$16,435		$36,845
Ratios to average net assets
Expenses, before waiver and reimbursement	1.78%	1.55%	1.76%		1.57%		1.53%
Expenses, net waiver and reimbursement	1.45%	1.45%	1.45%		1.45%		1.45%
Net investment income, before waiver and reimbursement	4.88%	5.85%	9.10%		6.80%		6.56%
Net investment income, net waiver and reimbursement	5.21%	5.94%	9.40%		6.93%		6.64%
Portfolio turnover rate	19%	85%	26%		42%		63%

	Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014

Net asset value, beginning of year	$3.86	$3.46	$4.20		$5.66		$6.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.20	0.28		0.30		0.35
Net realized and unrealized gain (loss) on investments	0.06	0.39	(0.72)		(1.42)		(0.26)
Total from investment operations	0.24	0.59	(0.44)		(1.12)		0.09

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.19)	(0.29)		(0.32)		(0.38)
From net realized gains on investments	—	—	—		—		(0.25)
From return of capital	—	—	(0.01)		(0.02)		—
Total distributions	(0.18)	(0.19)	(0.30)		(0.34)		(0.63)

Net asset value, end of year	$3.92	$3.86	$3.46		$4.20		$5.66

Total return (B)	6.26%	17.38%	(9.70	)% (C)	(20.36	)% (C)	1.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,212	$10,615	$11,644		$14,228		$22,038
Ratios to average net assets
Expenses, before waiver and reimbursement	2.53%	2.30%	2.51%		2.32%		2.28%
Expenses, net waiver and reimbursement	2.20%	2.20%	2.20%		2.20%		2.20%
Net investment income, before waiver and reimbursement	4.13%	5.13%	8.13%		5.97%		5.78%
Net investment income, net waiver and reimbursement	4.46%	5.23%	8.44%		6.10%		5.86%
Portfolio turnover rate	19%	85%	26%		42%		63%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014 (A)

Net asset value, beginning of year/period	$3.86	$3.46	$4.20		$5.67		$6.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22	0.23	0.32		0.36		0.40
Net realized and unrealized gain (loss) on investments	0.06	0.40	(0.73)		(1.44)		(0.26)
Total from investment operations	0.28	0.63	(0.41)		(1.08)		0.14

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.23)	(0.32)		(0.37)		(0.44)
From net realized gains on investments	—	—	—		—		(0.25)
From return of capital	—	—	(0.01)		(0.02)		—
Total distributions	(0.22)	(0.23)	(0.33)		(0.39)		(0.69)

Net asset value, end of year/period	$3.92	$3.86	$3.46		$4.20		$5.67

Total return (C)	7.34%	18.56%	(8.77	)% (F)	(19.70	)% (F)	2.43	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$5,146	$12,075	$3,398		$2,276		$1,443
Ratios to average net assets
Expenses, before waiver and reimbursement	1.53%	1.30%	1.51%		1.32%		1.28	% (E)
Expenses, net waiver and reimbursement	1.20%	1.20%	1.20%		1.20%		1.20	% (E)
Net investment income, before waiver and reimbursement	5.13%	5.95%	9.62%		7.40%		6.67	% (E)
Net investment income, net waiver and reimbursement	5.46%	6.03%	9.92%		7.52%		6.75	% (E)
Portfolio turnover rate	19%	85%	26%		42%		63%

(A)	The Catalyst/SMH High Income Fund Class I shares commenced operations on July 1, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of year	$4.47	$3.75	$4.57	$6.15		$6.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.29	0.26	0.27	0.34		0.40
Net realized and unrealized gain (loss) on investments	(0.09)	0.72	(0.78)	(1.58)		0.07
Total from investment operations	0.20	0.98	(0.51)	(1.24)		0.47

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.22)	(0.26)	(0.29)		(0.31)
From return of capital	—	(0.04)	(0.05)	(0.05)		(0.06)
Total distributions	(0.28)	(0.26)	(0.31)	(0.34)		(0.37)

Net asset value, end of year	$4.39	$4.47	$3.75	$4.57		$6.15

Total return (B)	4.56%	26.47%	(10.60)%	(20.68	)% (E)	7.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,161	$8,799	$4,660	$8,674		$22,722
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.84%	1.76%	1.91%	1.60%		1.59%
Expenses, net waiver and reimbursement (C)	1.55%	1.55%	1.56%	1.55%		1.55%
Net investment income, before waiver and reimbursement (C,D)	6.21%	5.77%	7.05%	6.12%		6.36%
Net investment income, net waiver and reimbursement (C,D)	6.51%	5.98%	7.39%	6.17%		6.40%
Portfolio turnover rate	11%	32%	4%	42%		72%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of year	$4.47	$3.75	$4.57	$6.15		$6.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.27	0.22	0.25	0.30		0.35
Net realized and unrealized gain (loss) on investments	(0.11)	0.72	(0.79)	(1.58)		0.08
Total from investment operations	0.16	0.94	(0.54)	(1.28)		0.43

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.19)	(0.23)	(0.25)		(0.26)
From return of capital	—	(0.03)	(0.05)	(0.05)		(0.06)
Total distributions	(0.25)	(0.22)	(0.28)	(0.30)		(0.32)

Net asset value, end of year	$4.38	$4.47	$3.75	$4.57		$6.15

Total return (B)	3.56%	25.56%	(11.29)%	(21.28	)% (E)	7.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,213	$9,881	$8,413	$13,088		$22,517
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.59%	2.51%	2.65%	2.35%		2.34%
Expenses, net waiver and reimbursement (C)	2.30%	2.30%	2.30%	2.30%		2.30%
Net investment income, before waiver and reimbursement (C,D)	5.60%	4.89%	6.29%	5.45%		5.64%
Net investment income, net waiver and reimbursement (C,D)	5.90%	5.11%	6.64%	5.50%		5.67%
Portfolio turnover rate	11%	32%	4%	42%		72%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)

Net asset value, beginning of year/period	$4.46	$3.74	$4.56	$6.14		$6.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.31	0.26	0.28	0.36		0.45
Net realized and unrealized gain (loss) on investments	(0.10)	0.72	(0.79)	(1.58)		(0.01	) (F)
Total from investment operations	0.21	0.98	(0.51)	(1.22)		0.44

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.23)	(0.26)	(0.31)		(0.33)
From return of capital	—	(0.03)	(0.05)	(0.05)		(0.06)
Total distributions	(0.29)	(0.26)	(0.31)	(0.36)		(0.39)

Net asset value, end of year/period	$4.38	$4.46	$3.74	$4.56		$6.14

Total return (C)	4.85%	26.83%	(10.40)%	(20.51	)% (I)	7.31	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$7,279	$9,986	$5,813	$7,321		$1,602
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.59%	1.51%	1.65%	1.35%		1.34	% (E)
Expenses, net waiver and reimbursement (G)	1.30%	1.30%	1.30%	1.30%		1.30	% (E)
Net investment income, before waiver and reimbursement (G,H)	6.59%	5.92%	7.26%	6.80%		7.28	% (E)
Net investment income, net waiver and reimbursement (G,H)	6.88%	6.13%	7.64%	6.86%		7.34	% (E)
Portfolio turnover rate	11%	32%	4%	42%		72%

(A)	The Catalyst/SMH Total Return Income Fund Class I shares commenced operations on July 1, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

Class A
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015(A)

Net asset value, beginning of year/period	$9.58	$9.84	$10.10	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22	0.31	0.32	0.19
Net realized and unrealized gain (loss) on investments	0.02	(C)	(0.24)	(0.26)	0.10	(C)
Total from investment operations	0.24	0.07	0.06	0.29

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.21)	(0.27)	(0.19)
From return of capital	—	(0.12)	(0.05)	—
Total distributions	(0.24)	(0.33)	(0.32)	(0.19)

Net asset value, end of year/period	$9.58	$9.58	$9.84	$10.10

Total return (D)	2.48%	0.69%	0.64%	2.95	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$169	$656	$132	$372
Ratios to average net assets
Expenses, before waiver and reimbursement	2.75%	3.16%	3.93%	6.56	% (F)
Expenses, net waiver and reimbursement	1.55%	1.55%	1.55%	1.55	% (F)
Net investment income (loss), before waiver and reimbursement	1.08%	1.67%	0.76%	(1.61	)% (F)
Net investment income, net waiver and reimbursement	2.30%	3.13%	3.31%	3.41	% (F)
Portfolio turnover rate (G)	369%	41%	78%	19	% (E)

Class C
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.57	$9.83	$10.08	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17	0.21	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.02)	(0.22)	(0.23)	0.05	(C)
Total from investment operations	0.15	(0.01)	0.00	0.23

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.16)	(0.22)	(0.15)
From return of capital	—	(0.09)	(0.03)	—
Total distributions	(0.17)	(0.25)	(0.25)	(0.15)

Net asset value, end of year/period	$9.55	$9.57	$9.83	$10.08

Total return (D)	1.59%	(0.08)%	0.02%	2.31	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$190	$178	$207	$42
Ratios to average net assets
Expenses, before waiver and reimbursement	3.50%	3.91%	4.68%	7.31	% (F)
Expenses, net waiver and reimbursement	2.30%	2.30%	2.30%	2.30	% (F)
Net investment income (loss), before waiver and reimbursement	0.54%	0.54%	(0.04)%	(2.36	)% (F)
Net investment income, net waiver and reimbursement	1.74%	2.16%	2.38%	2.66	% (F)
Portfolio turnover rate (G)	369%	41%	78%	19	% (E)

(A)	The Catalyst/Stone Beach Income Opportunity Fund Class A and Class C shares commenced operations on November 20, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30,2018 and June 30, 2015 primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

(G)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2018. If these were included in the calculation the turnover percentage would be 851%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.58	$9.84	$10.09	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.27	0.32	0.31	0.23
Net realized and unrealized gain (loss) on investments	(0.03)	(0.23)	(0.21)	0.07	(C)
Total from investment operations	0.24	0.09	0.10	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.23)	(0.30)	(0.21)
From return of capital	—	(0.12)	(0.05)	—
Total distributions	(0.27)	(0.35)	(0.35)	(0.21)

Net asset value, end of year/period	$9.55	$9.58	$9.84	$10.09

Total return (D)	2.48%	0.93%	1.01%	3.00	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$8,527	$4,077	$4,213	$1,910
Ratios to average net assets
Expenses, before waiver and reimbursement	2.50%	2.91%	3.68%	6.31	% (F)
Expenses, net waiver and reimbursement	1.30%	1.30%	1.30%	1.30	% (F)
Net investment income (loss), before waiver and reimbursement	1.64%	1.67%	0.82%	(1.36	)% (F)
Net investment income, net waiver and reimbursement	2.84%	3.27%	3.19%	3.66	% (F)
Portfolio turnover rate (G)	369%	41%	78%	19	% (E)

(A)	The Catalyst/Stone Beach Income Opportunity Fund Class I shares commenced operations on November 20, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

(G)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2018. If these were included in the calculation the turnover percentage would be 851%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2018	ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following six series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Income (“Insider Income”)		High current income with low interest rate sensitivity
Catalyst/MAP Global Balanced (“Global Balanced”)	Managed Assets Portfolios, LLC (“MAP”)	Total return which consists of current income and capital appreciation
Catalyst Floating Rate Income (“Floating Rate Income”)	Princeton Advisory Group, Inc. (“Princeton”)	High level of current income as is consistent with capital preservation long-term capital appreciation as a seconday objective.
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors, Inc. (“SMH”)	High level of current income with capital appreciation as secondary objective
Catalyst/SMH Total Return Income (“Total Return Income”)	SMH	Total return which consists of current income and capital appreciation
Catalyst/Stone Beach Income Opportunity (“Income Opportunity”)	Stone Beach Investment Management, LLC	High current income with a secondary objective of capital appreciation

The Funds are registered as non-diversified except Global Balanced and Floating Rate Income, which are diversified.

Effective November 1, 2017 the Catalyst/Princeton Floating Rate Income Fund changed its name to Catalyst Floating Rate Income Fund.

As of June 30, 2018, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Trust’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018 for each Fund’s assets and liabilities measured at fair value:

Insider Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,980,219	$—	$1,980,219
Convertible Bonds	—	291,484	—	291,484
Short-Term Investments	62,651	—	—	62,651
Total Assets	$62,651	$2,271,703	$—	$2,334,354

Global Balanced
Assets(a,b)	Level 1	Level 2	Level 3	Total
Closed-End Fund	$294,455	$—	$—	$294,455
Common Stock	10,757,978	—	—	10,757,978
Corporate Bonds	—	10,312,393	—	10,312,393
Convertible Bonds	—	670,776	—	670,776
Short-Term Investments	1,235,034	—	—	1,235,034
Total Assets	$12,287,467	$10,983,169	$—	$23,270,636
Liabilities(a,b)
Call Options Written	$18,400	$—	$—	$18,400
Total Liabilities	$18,400	$—	$—	$18,400

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Floating Rate Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$156,965	$—	$—	$156,965
Exchange Traded Fund	4,580,000	—	—	4,580,000
Corporate Bonds	—	8,892,577	—	8,892,577
Collateralized Loan Obligations	—	4,999,254	—	4,999,254
Commercial Mortgage Obligations	—	33,007	—	33,007
Bank Loans	—	33,086,033	—	33,086,033
Short-Term Investments	4,207,902	—	—	4,207,902
Total Assets	$8,944,867	$47,010,871	$—	$55,955,738

High Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$6,451,949	$—	$6,451,949
Corporate Bonds	—	21,812,126	—	21,812,126
Short-Term Investments	585,003	—	—	585,003
Total Assets	$585,003	$28,264,075	$—	$28,849,078

Total Return Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$8,916,093	$—	$—	$8,916,093
Exchanged Traded Funds	734,088	—	—	734,088
Convertible Bonds	—	2,126,487	—	2,126,487
Corporate Bonds	—	7,517,828	—	7,517,828
Short-Term Investments	111,101	—	—	111,101
Total Assets	$9,761,282	$9,644,315	$—	$19,405,597

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Income Opportunity
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$603,730	$—	$—	$603,730
Exchange Traded Fund	108,625	—	—	108,625
U.S. Government Agency Obligations	—	3,276,992	—	3,276,992
Private Collateralized Mort. Obligations	—	3,599,659	—	3,599,659
Mortgage Notes	—	—	767,000	767,000
Put Options Purchased	20,180	17,050	—	37,230
Short-Term Investments	691,191	—	—	691,191
Total Assets	$1,423,726	$6,893,701	$767,000	$9,084,427
Derivatives(a,b)
Assets
Futures Contracts	$324	$—	$—	$324
Total	$324	$—	$—	$324
Liabilities
Call Option Written	$300	$—	$—	$300
Total	$300	$—	$—	$300

The Insider Income and Global Balanced Funds did not hold any Level 3 securities during the period. The Floating Rate Income, High Income, Total Return Income and Income Opportunity Funds held level 3 securities . A reconciliation used in determining Floating Rate Income’s, High Income’s, Total Return Income’s and Income Opportunity’s Level 3 securities is shown in the Level 3 Input table below. (a) Refer to the Portfolio of Investments for security classifications. (b) There were no transfers into or out of Level 1 and Level 2 during the period. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation for which Level 3 inputs were used in determining value:

	Floating Rate Income	Floating Rate Income	High Income	Total Return Income
	Connacher Oil and	Connacher Oil and	Energy	Energy Conversion
	Gas, 9% 5/23/18	Gas, 9% 8/31/18	Conversion	Devices, Inc.
Beginning balance June 30, 2017	$67,818	$97,497	$0	$0
Purchases	—	—	—	—
Total realized gain/(loss)	(279,861)	(23,230)	—	—
Change in unrealized depreciation	263,669	61,354	—	—
Proceeds from sale/maturities/calls	(51,626)	(135,621)	—	—
Capital distribution	—	—	—	—
Tax basis adjustment	—	—	—	—
Net transfers in/(out) of Level 3	—	—	—	—
Ending balance June 30, 2018	$0	$0	$0	$0

Income Opportunity
Private Mortgage
Notes
Beginning balance June 30, 2017	$—
Purchases	1,649,375
Total realized gain/(loss)	—
Change in unrealized depreciation	—
Proceeds from sale/maturities/calls	(882,375)
Capital distribution	—
Tax basis adjustment	—
Net transfers in/(out) of Level 3	—
Ending balance June 30, 2018	$767,000

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

The total change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2018, was $0, $0, and $0, for High Income, Total Return Income, and Income Opportunity, respectively.

Quantitative disclosures of unobservable inputs and assumptions used by High Income, Total Return Income and Income Opportunity are below.

Investments in Securities:

High Income	Fair Value	Valuation Techniques	Unobservable Input
Convertible Bonds
Energy Conversion Devices, Inc.	$0	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$0

Total Return Income
Convertible Bonds
Energy Conversion Devices, Inc.	$0	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$0
Income Opportunity
Mortgage Notes
	$767,000	Cost Approach	No impairments
Total Fair Value Securities	$767,000

Fair value securities as a percent of net assets at June 30, 2018, were 0.0%, 0.0% and 8.6% for High Income, Total Return Income and Income Opportunity, respectively.

b)       Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options). For the year ended June 30, 2018, the Global Balanced Fund and Income Opportunity Fund invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash,

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended June 30, 2018, only Income Opportunities invested in Futures Contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

TBA Commitments – In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Mortgage Notes - The Income Opportunity Fund may invest in private, short-term mortgage notes. As of June 30, 2018, the mortgage note investments held represented Bridge funding loans on properties in Florida, and entitle the Funds to receive returns that are typically greater than traditional fixed income investments. The Funds may purchase these Notes to gain a higher yield than traditional debt obligations. Based on the nature of these short-term mortgage notes, the valuation committee meets periodically and reviews the mortgage notes in order to determine their value. The valuation committee may review but to limited to property appraisals, loan-to-value ratios and payment history to determine the fair market value of the investments. The mortgage notes are thinly traded and for this reason are valued using the Trust’s fair value policies and procedures as established by the valuation committee. For this reason, and based on the nature of the inputs, the mortgage notes have been determined to be Level 3 investments. The mortgage note investments are subject to credit and interest rate risk of the issuer. Other risks include the underlying collateral associated with the mortgage notes.

Derivatives Risk - The use of derivative instruments, such as forwards, interest rate swaps, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2018, were as follows:

			Location of Derivatives on Statements	Fair Value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Global Balanced	Options written	Equity	Options written	$(18,400)
			Total	$(18,400)

Income Opportunity	Futures	Interest	Net unrealized appreciation on futures contracts	$4,375
		Interest	Net unrealized depreciation on futures contracts	(4,051)
	Options purchased	Equity	Investments in securities, at value	37,230
	Options written	Equity	Options written	(300)
			Total	$37,254

The effect of derivative instruments on the Statements of Operations for year ended June 30, 2018, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Balanced
	Options written	Equity	Net realized gain on options written	$—
	Options written	Equity	Net change in unrealized appreciation on options written	52,906
			Totals	$52,906
Income Opportunity
	Options purchased	Equity	Net realized loss on options purchased	$(537)
	Options written	Equity	Net realized gain on options written	795
	Futures	Interest Rate	Net realized gain on futures	46,597
	Forward Contracts	Foreign Exchange	Net realized loss on forward contracts	(13)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(651)
	Options written	Equity	Net change in unrealized depreciation on options written	(9)
	Futures	Interest Rate	Net change in unrealized appreciation on futures	325
	Forward Contracts	Foreign Exchange	Net change in unrealized appreciation on foreign currency	13
			Totals	$46,520

The notional value of derivative instruments outstanding as of June 30, 2018, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset net of collateral pledged as of June 30, 2018:

				Gross Amounts of Assets Presented in the
				Statements of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Global Balanced
Description of Liability:
Options Written	Pershing	$(18,400	) (1)	$18,400	(2)	$—	$—
Total		$(18,400)		$18,400		$—	$—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

				Gross Amounts of Assets Presented in the
				Statements of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Income Opportunity
Description of Asset:
Futures Contracts	Wedbush	$324	(1)	$—		$324	$—
Total		$324		$—		$324	$—
Description of Liability:
Options Written	Interactive Broker	$300	(1)	$(300	) (2)	$—	$—
Total		$300		$(300)		$—	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c)        Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d)        Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2018, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2018, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2015-2017 for the Funds) or expected to be taken in 2018 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)        Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)        Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

g)        Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

h) Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Income	Monthly	Annually
Global Balanced	Quarterly	Annually
Floating Rate Income	Monthly	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually
Income Opportunity	Monthly	Annually

i)       Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

j)       Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

k)        Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Global Balanced and Total Return Income Fund. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Floating Rate Income, High Income and Income Opportunity. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. There were no CDSC fees paid by the shareholders of Insider Income, Global Balanced, Floating Rate Income, High Income, Total Return Income and Income Opportunity.

(2) INVESTMENT TRANSACTIONS

For the year ended June 30, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

			Excluding Dollar Rolls
Fund	Purchases	Sales	Purchases	Sales
Insider Income	$820,361	$799,454	$—	$—
Global Balanced	8,743,564	10,061,810	—	—
Floating Rate Income	73,132,741	50,397,524	—	—
High Income	5,994,353	14,164,045	—	—
Total Return Income	2,444,018	10,133,659	—	—
Income Opportunity	72,384,674	68,893,136	28,135,923	24,600,128

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

(3) MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees are to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fees or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

For the year ended June 30, 2018, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

							Management
							Fees Waived/	Recapture Expires
	Management	Expense Limitation					Expenses	June 30,
Fund	Agreement	Cl A	Cl C	Cl I		Expires	Reimbursed	2019	2020	2021
Insider Income	1.00%	1.00%	1.75%	0.75%	(1)	10/31/2018	$86,088	$51,188	$64,156	$86,088
Global Balanced	1.00%	1.55%	2.30%	1.25%		10/31/2018	80,140	51,349	47,794	80,140
Floating Rate Income	1.00%	1.35%	2.10%	1.10%		10/31/2018	132,914	102,943	105,951	132,914
High Income	1.00%	1.45%	2.20%	1.20%		10/31/2018	107,137	77,169	42,314	107,137
Total Return Income	1.00%	1.55%	2.30%	1.30%		10/31/2018	68,348	69,675	49,071	68,348
Income Opportunity	1.25%	1.55%	2.30%	1.30%		10/31/2018	93,262	76,225	71,302	93,262

(1)	The Expense limitation was 1.45%, 2.20% and 1.20% for Cl A, Cl C and Cl I, respectively through October 31, 2016.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2018 for management and chief compliance officer services accrued for the year are shown in the Statements of Operations under “Management services fees” and “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year ended June 30, 2018, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Income	$2,432	$2,431
Global Balanced	17,093	62,546
Floating Rate Income	19,864	80,132
High Income	40,758	102,412
Total Return Income	12,710	95,154
Income Oppurtunity	815	2,667

(4) AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciaion
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Income	$2,305,738	$57,342	$(28,726)	$28,616
Global Balanced	22,230,048	1,872,504	(850,316)	1,022,188
Floating Rate Income	56,835,239	384,327	(1,263,828)	(879,501)
High Income	34,366,442	932,673	(6,450,037)	(5,517,364)
Total Return Income	25,509,174	1,192,464	(7,296,041)	(6,103,577)
Income Oppurtunity	9,019,612	261,010	(196,171)	64,839

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

(5) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2018 and June 30, 2017 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2018	Income	Capital Gains	Capital	Total
Insider Income	$55,347	$—	$—	$55,347
Global Balanced	659,282	67,335	—	726,617
Floating Rate Income	1,235,438	—	—	1,235,438
High Income	1,641,248	—	—	1,641,248
Total Return Income	1,373,215	—	—	1,373,215
Income Opportunity	218,429	—	—	218,429

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2017	Income	Capital Gains	Capital	Total
Insider Income	$24,843	$—	$—	$24,843
Global Balanced	405,535	519,546	—	925,081
Floating Rate Income	1,049,385	—	—	1,049,385
High Income	2,540,829	—	—	2,540,829
Total Return Income	1,122,863	—	221,787	1,344,650
Income Opportunity	100,473	—	58,650	159,123

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Income	$1,028	$—	$(9,351)	$(38,644)	$—	$28,616	$(18,351)
Global Balanced	7,580	1,311,604	—	—	—	1,020,696	2,339,880
Floating Rate Income	57,609	—	(597,243)	(6,228,067)	—	(879,501)	(7,647,202)
High Income	20,463	—	—	(27,422,688)	—	(5,517,364)	(32,919,589)
Total Return Income	62,822	—	(25,436)	(15,959,753)	—	(6,103,577)	(22,025,944)
Income Opportunity	122,999	—	(183,248)	(140,840)	—	64,852	(136,237)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, deemed dividend distributions, mark-to-market of passive foreign investment companies and future contracts, partnerships, and business development companies. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Income	$9,351
Global Balanced	—
Floating Rate Income	597,243
High Income	—
Total Return Income	25,436
Income Opportunity	183,248

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

At June 30, 2018, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Insider Income	$38,587	$57	$38,644
Global Balanced	—	—	—
Floating Rate Income	1,845,023	4,383,044	6,228,067
High Income	—	27,422,688	27,422,688
Total Return Income	1,047,288	14,912,465	15,959,753
Income Opportunity	60,361	80,479	140,840

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for paydowns and passive foreign investment companies, resulted in reclassification for the following Funds for the year ended June 30, 2018 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gain (Loss)
Insider Income	$—	$—	$—
Global Balanced	—	(2,969)	2,969
Floating Rate Income	—	1,137	(1,137)
High Income	—	—	—
Total Return Income	(14,731)	(241,350)	256,081
Income Opportunity	—	125,051	(125,051)

(6) INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2018, the Income Opportunity Fund was invested in the following restricted securities:

	Initial
Security	Acquisition Date	Principal	Cost	Value	% of Net Assets
ADL1084-17	12/22/2017	84,500	$84,500	$84,500	0.95%
FAR0219-17	11/10/2017	206,250	206,250	206,250	2.32%
LAN0136-17	12/22/2017	97,500	97,500	97,500	1.10%
LUO0133-17	11/10/2017	123,750	123,750	123,750	1.39%
ORL1111-17	11/14/2017	105,000	105,000	105,000	1.18%
SPD0400-16	3/02/2018	150,000	150,000	150,000	1.69%

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018	ANNUAL REPORT

(7) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2018, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Income
Owner	Opportunities	Insider Income
LPL Financial(1)	57%	—
NFS.(1)	—	60%

(1)	These owners are comprised of multiple investors and accounts.

(8) NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(9) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements except as follows. Effective August 1, 2018, CIFC Investment Management LLC replaced Princeton Advisory Group, Inc. as the sub-advisor to the Floating Rate Income Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Income Fund, Catalyst/MAP Global Balanced Fund, Catalyst Floating Rate Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Income Fund, Catalyst/MAP Global Balanced Fund, Catalyst Floating Rate Income Fund (formerly, Catalyst/Princeton Floating Rate Income Fund), Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, brokers, and counterparties, or by other appropriate auditing procedures where replies from brokers and counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2018

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund, Catalyst Insider Buying Fund, , Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst Exceed Defined Risk Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst Floating Rate Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst/ Multi Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, and Catalyst Millburn Hedge Strategy Fund (“Catalyst Renewal Funds”)

In connection with a regular meeting held on May 14-15, and May 25, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to Catalyst Renewal Funds.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Fund (“Catalyst 15(c) Response”).

Nature, Extent & Quality of Services. The Trustees reviewed the Catalyst 15c Response which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. A representative of the advisor reviewed the services Catalyst provided to the Catalyst Renewal Funds and the procedures followed by Catalyst to supervise each Catalyst Renewal Fund’s investment program and the investment decisions made by portfolio managers and sub-advisors, as applicable. The Trustees then discussed the experience of Catalyst’s senior personnel, recent staff additions, and their satisfaction with Catalyst’s chief compliance officer and chief risk officer. A representative of the advisor reviewed Catalyst’s risk management process, aimed at addressing risk while maintaining returns, and the Trustees agreed that the advisor’s focus on risk management and mitigation was beneficial to shareholders. The Trustees discussed the advisor’s compliance program, and the Trust CCO confirmed that the advisor had appropriate and reasonably designed compliance policies and procedures to prevent violations of the federal securities laws. The Trustees acknowledged their discussion of the status of certain regulatory examinations and litigation during the Meeting. The independent Trustees concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the management agreement and that the nature, overall quality and extent of the management services provided by Catalyst to the Catalyst Renewal Funds were satisfactory.

Performance. The Trustees reviewed the performance of each Catalyst Renewal Fund relative to a peer group and its respective Morningstar category.

Catalyst Systematic Alpha. The Trustees considered that the Fund underperformed its benchmark for the 1 year and since inception periods, but noted the advisor implemented a new strategy for the Fund in the 4th quarter 2017 and, therefore, longer term performance may not be particularly relevant. They noted that the Fund experienced a drawdown in line with its peers implementing similar strategies as the market experienced an abrupt drawdown with the largest VIX spike in history during the first quarter of 2018. Given the recent change in

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

strategy, the Trustees agreed that the advisor should be allowed additional time managing the Fund’s current strategy.

Catalyst Insider Buying Fund. The Trustees considered the Fund outperformed the peer group and Morningstar category for the 1 year period and outperformed the peer group for the since inception period. They acknowledged the Fund’s strong absolute returns in each of these periods. The Trustees concluded the Fund’s performance was acceptable.

Catalyst Insider Long/Short Fund. The Trustees noted the Fund’s recent and longer term performance. The advisor responded to questions from the Board regarding the strategy noting that the insider component of the strategy limits the universe of investments. The Trustees noted the recent market volatility and that the Fund’s return was up for the trailing one month and had performed well versus its Morningstar category, ranking in the top quartile during the 1 month period. The Trustees noted the Fund’s somewhat disappointing long term performance, and encouraged the advisor to continue to evaluate the strategy and potential opportunities and alternatives for the Fund. The Trustees concluded that the Fund’s performance was acceptable and that they would continue to monitor the Fund’s performance.

Catalyst Macro Strategy Fund. The Trustees considered the Fund’s high volatility noting that in 2015 and 2017 the Fund experienced double digit outperformance, but in 2018 and for the most recent 1 year period experienced significant underperformance. They noted that the recent underperformance was attributable to the probable market manipulation and resulting spike in the VIX in February 2018 and closure of a VIX-related ETN held by the Fund. The Trustees considered that the Fund continued to be managed to a high target volatility and that the advisor had implemented some of the Fund’s strategies through total return swaps rather than options or exchange traded products to better manage volatility, reduce trading friction and mitigate the impact of unusually sharp market movement. They noted this approach was intended to reduce risk related to the individual product. They considered the additional cost of this approach, but noted the advisor had thoughtfully considered that the added swap fee was mitigated by the elimination of costly trade execution fees and expenses. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst Hedged Futures Strategy Fund. The Trustees noted that the Fund had recently performed as expected during the prior year and had good performance during a period of significant market volatility in February 2018. The Trustees considered that the Fund was up year to date as of April 30, 2018 and in the top 37% of its category. The Trustees acknowledged that the loss in February 2017 drove down performance for the 1 and 5 year periods, but noted that the Fund’s 10 year and since inception total return remained strong. The Trustees remarked that prior to 2013, the Fund was private. A representative of the advisor reported that the Fund recently won an award for the best since inception track record for an alternative fund. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst Hedged Commodity Fund. The Trustees noted that the Fund had not yet reached a three-year track record. They considered the Fund’s strong absolute and relative performance, as compared to its peer group, Morningstar category, and the Bloomberg Commodity Index, for the 1 year and since inception periods. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst Small-Cap Insider Buying Fund. The Trustees noted that despite the Fund’s underperformance for the 5 year, 10 year and since inception periods, the Fund’s 1 year performance was strong, outperforming the Russell 200 TR Index, peer group and Morningstar category. A representative of the advisor reported that as of April 30, the Fund was up for the year to date period. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst/Groesbeck Growth of Income Fund. The Trustees considered that although the Fund’s investment style is currently out of favor and underperforming its Index, the Fund had experienced strong absolute

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

returns for each of the 1 year, 5 year, and since inception periods. They agreed that for a dividend yield strategy, the Fund was performing well.

Catalyst/MAP Global Equity Fund & Catalyst/MAP Global Balanced Fund. The Trustees noted that the MAP Funds performed well on both an absolute basis and relative to each Fund’s respective Morningstar category and peer group for the since inception periods. With respect to MAP Global Equity, the Trustees considered that the outperformance of growth stocks versus value stocks contributed to the Fund’s underperformance during the last year. As to MAP Global Balanced, the Trustees considered that in the current market cycle, the sub-advisor’s adherence to its value discipline in managing the Fund contributed to the underperformance during the 1 year period. Based on all performance comparisons presented, the Trustees concluded that each Fund’s performance was acceptable.

Catalyst/SMH High Income Fund & Catalyst/SMH Total Return Income Fund. The Trustees noted that although both SMH Funds were rated 1-star by Morningstar, Catalyst SMH High Income Fund outperformed its peer group, Morningstar category and index for the 1 year period, and SMH Total Return Income Fund outperformed the BAML U.S. Cash Pay High Yield Index for the 1 year period. They considered that the Funds were more volatile than their Morningstar category peers, which was consistent with the sub-advisor’s strategy, and held more concentrated portfolios than the category in general. The Trustees noted that the Funds were currently experiencing a period of outperformance and agreed that they were reasonably pleased with performance.

Catalyst Dynamic Alpha Fund. The Trustees noted the Fund outperformed the S&P 500 TR Index for all time periods, and outperformed its peer group and Morningstar category for the five-year and since inception periods. The Trustees observed the Fund had a 4-star Morningstar ranking. The Trustees agreed that the advisor was managing the Fund well and that they were pleased with performance.

Catalyst/Exceed Defined Risk Fund. The Trustees noted the change of sub-advisor and revised strategy for the Fund in late 2017 and agreed that it was premature to evaluate the performance of the new strategy. The Trustees noted the Fund had experienced more than $12 million in asset growth during the prior year. They agreed that although relatively short in duration, the performance was consistent with their expectations for the Fund’s strategy. The Trustees determined to continue to monitor the Fund and performance over longer periods.

Catalyst/Lyons Tactical Allocation Fund. The Trustees noted the Fund’s strong absolute returns for the 1 year period, despite underperforming the S&P 500 Index. They further noted the Fund’s outperformance of its peer group across all time periods, and outperformance of the Morningstar category for the 5 year and since inception periods. A representative of the advisor noted that the Fund won awards from Lipper Analytical during each of the last 2 years as a top fund in the flexible category. The Trustees agreed that performance was acceptable.

Catalyst Buyback Strategy Fund. The Trustees noted the Fund was rated 5-stars by Morningstar and had strong returns for the 1 year and since inception periods. They noted the Fund outperformed the peer group and Morningstar category for the 1 year and since inception periods, and slightly underperformed the S&P 500 Index for the 1 year period. The Trustees considered that the Fund was no longer sub-advised, but that the advisor had continued to implement the Fund’s strategy using the prior sub-advisor’s models. The Trustees agreed that the advisor had done a good job of continuing to manage the Fund with consistency in the implementation of strategy.

Catalyst Floating Rate Income Fund. The Trustees noted the Fund outperformed all benchmarks over the 1-year, 5-year and since-inception periods. They considered it was the number one rated fund in its Morningstar category in 2017, and as of April 30, 2018 was in the top 2%. They acknowledged that the Fund was consistently ranked among the top of its peers, and agreed that the Fund’s performance was in line with their expectations.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

Catalyst/Stone Beach Income Opportunity Fund. The Trustees considered that the Fund more than doubled in size during the prior year and experienced improved performance. They noted that although performance remained modest on an absolute basis, the advisor was hopeful that rising interest rates would provide increased opportunities for the Fund to outperform. The Board concluded that the Fund’s performance was acceptable.

Catalyst Multi-Strategy Fund. The Trustees noted the Fund outperformed the SG CTA Index for the 1 year period, and despite underperforming the S&P500 TR Index across all periods and negative absolute returns year-to-date, the Fund outperformed its peers and Morningstar category during the 1 year, 10 year and since inception periods. They considered that the advisor engaged a new portfolio manager as of January 1, 2018 and hired a new sub-advisor/trading advisor as of April 2018. They agreed that the year to date performance for the Fund was promising, but agreed that it was too soon to fully evaluate the impact of the new portfolio manager and trading advisor.

Catalyst MLP & Infrastructure Fund. The Trustees acknowledged that the Fund, and the comparable funds in its Morningstar category, were quite volatile. They considered the volatility was due to the Fund’s RIC status, as compared to the C corp status of most MLP funds. They noted the Fund had underperformed its peer group, Morningstar category and index on an absolute basis for the 1 year and since inception periods, but, despite negative returns, was in the top quartile for the year to date period and in the top 1% for the trailing 1 month. A representative of the advisor reported the Fund was up over 9% for the last month. The Trustees agreed that the Fund’s performance was acceptable.

Catalyst IPOX Allocation Fund. The Trustees noted the Fund’s impressive absolute returns over the 1-year and since-inception periods, having outperformed the peer group and Morningstar category for the 1 year and since inception periods, and the S&P 500 Index for the 1 year period, having provided returns in line with the Index since inception. The Trustees agreed that the Fund’s performance was in line with their expectations.

Catalyst/Millburn Hedge Strategy Fund. The Trustees noted that the Fund had been negatively impacted by the February 2018 VIX spike and equity declined that such impact was reflected in the Fund’s 1 year returns. They considered the Fund’s strong absolute returns in the 5 and 10 year periods, and outperformance of the S&P 500 TR Index for the since inception period. They noted that the Fund rebounded nicely after the February VIX spike and was up 10% since then. They discussed the Fund’s global equity and diversified managed futures portfolio, and agreed that the S&P 500 Index was a challenging benchmark for the strategy. The Trustees agreed that performance was acceptable.

Fees & Expenses. The Trustees reviewed the advisory fee for each Catalyst Renewal Fund, and the fees charged by peer group and Morningstar category funds. They noted that some of the Catalyst Renewal Funds had an advisory fee that was the highest or tied for the highest among its respective peer group and Morningstar category. The Trustees considered that although the advisory fees were generally higher than average, only two of the Catalyst Renewal Funds had been paid the full advisory fee – Catalyst/Millburn Hedge Strategy Fund and Catalyst Hedged Futures Strategy Fund – with the advisor waiving all or a portion of the advisory fee for the remaining Catalyst Renewal Funds.

The Trustees discussed the allocation of advisory fees between Catalyst and each sub-advisor relative to its respective duties and other factors, and agreed that the allocation of fees between Catalyst and each sub-advisor was appropriate. In considering the strategy, and noting the significant range in fees in each category, the size of the Funds, and in recognition of the unique strategies offered by many of the Catalyst Renewal Funds, the Board determined that the advisory fees were, in each case, not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Catalyst Renewal Fund. With respect to the Catalyst Insider Buying Fund, the Trustees noted the advisor’s healthy profit margin. They considered that

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

the advisor had allocated no expense for the portfolio manager to the Fund and agreed that if an allocation were made for the portfolio manager at a market rate, profit would be significantly less as a major component of any advisor’s expense is the compilation of a portfolio manager. The Trustees noted that although there was no stated amount for a portfolio manager salary, they believed the amount would be significant to replace him based on his considerable expertise and experience. In light of these considerations, the Trustees agreed that overall profitability was not excessive. With respect to the Catalyst Macro Strategy Fund, the Trustees noted that the Fund was managed entirely by the advisor with no expense to a sub-advisor. They considered that although the advisor realized a strong profit in terms of percentage of revenue, the amount was not significant in terms of actual dollars. Additionally, the Trustees considered that the Fund’s strategy provided shareholders the opportunity to access a sophisticated, hedge fund like strategy in a mutual fund format with an advisory fee lower than a typical hedge fund advisory fee. The Trustees agreed that overall profitability was not excessive.

The Trustees noted the advisor realized a profit in connection with each of Catalyst Hedged Futures Strategy Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Multi-Strategy Fund, Catalyst/Millburn Hedged Strategy Fund, Catalyst MLP & Infrastructure Fund and Catalyst Floating Rate Income Fund, but agreed that for each Fund the amount of profit was reasonable and in line with industry averages and expectations. They considered that for each Fund, no compensation for the advisor’s principals and primary portfolio management team was allocated or included in the per Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that the advisor’s profitability with respect to each Fund was not excessive.

The Trustees noted that the advisor realized a loss in connection with its relationship with each of the Catalyst Systematic Alpha Fund, Catalyst Insider Income Fund, Catalyst Insider Long /Short Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Exceed Defined Risk Fund, Catalyst Buyback Strategies Fund, Catalyst/Stone Beach Income Opportunity Fund, and Catalyst IPOx Allocation Fund.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement did not contain breakpoints that reduced the fee rate on assets above specified levels but that each Fund’s expense cap was benefitting shareholders of most of the Funds. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Catalyst Renewal Funds and their shareholders if a Fund experienced in assets. However, the Trustees recognized that the Catalyst Renewal Funds had not yet reached asset levels where Catalyst could realize significant economies of scale. The Trustees noted that they would revisit the matter of breakpoints at the next renewal of the Management Agreement.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the shareholders of each Catalyst Renewal Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 14-15, and May 25, 2018 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund (collectively the “MAP Funds”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed MAP’s responses to a series of questions regarding, among other things, MAP’s services provided to the MAP Funds, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds (“MAP 15(c) Response”).

Nature, Extent, and Quality of Services. The Trustees reviewed the MAP 15(c) Response, which provided an overview of the services provided by the sub-advisor, information regarding the firm’s personnel, and an update of material matters impacting its compliance and litigation record. The Trustees discussed MAP’s experienced personnel noting their long tenure with the sub-advisor. The Trustees noted that there were no compliance or litigation issues reported. They noted the sub-advisor had been subject to an SEC examination and considered their discussion with a representative of MAP regarding the results of the examination. The Trustees agreed that the sub-advisor had strong risk mitigation policies and procedures in place, and the Trust CCO confirmed that the sub-advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of federal securities laws. After further discussion, the Trustees concluded that MAP had the potential to continue to provide a level of service consistent with the Trustees’ expectations.

Performance. The Trustees noted that the MAP Funds performed well on an absolute basis, but that MAP Global Equity slightly underperformed its benchmark for the since inception period. With respect to MAP Global Equity, the Trustees considered that the outperformance of growth stocks versus value stocks contributed to the Fund’s underperformance during the last year. As to MAP GlobalBalanced, the Trustees considered that the sub-advisor’s adherence to its value discipline in managing the Fund contributed to the underperformance during the 1 year period. Based on all performance comparisons presented, the Trustees concluded that each MAP Fund’s performance was acceptable.

Fees and Expenses. The Trustees noted the advisor charged an advisory fee of 1.00% for each of MAPGlobal Balanced and MAP Global Equity, and that 50% of each MAP Fund’s net advisory fee was paid to the sub-advisor as a sub-advisory fee. The Trustees considered a comparison of the average sub-advisory fee to the fees charged by MAP to the other accounts it manages, and noted that the fee it received in connection with its relationship with each MAP Fund was significantly less than what it received from other clients. The Trustees discussed the allocation of fees between the advisor and the sub-advisor relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate. The Trustees concluded that the sub-advisory fee received by MAP for each MAP Fund was reasonable.

Profitability. The Trustees considered the sub-advisor’s profitability in connection with its relationship with each MAP Fund. They noted that the sub-advisor reported modest profits in terms of the actual dollar figure

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

reflected in those percentages from its services to each MAP Fund. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with each MAP Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense but based on the current size of each MAP Fund, it was unlikely that the sub-advisor was benefitting from any economies of scale.

Conclusion. Having requested and received such information from MAP as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and MAP, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of MAP Global Equity and MAP Balanced and the shareholders of each MAP Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	53	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, since 2016
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired since 2015, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, 1991 to 2017.	40	Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016- present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	40	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.	N/A	N/A
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015. Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014).	N/A	N/A
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010- 2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-844-223-8637.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/18) and held for the entire period through 6/30/18.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expenses Paid During Period *	Ending Account Value 06/30/18	Expenses Paid During Period *
Catalyst Insider Income Fund - Class A	1.00%	$1,000.00	$1,021.70	$5.01	$1,019.84	$5.01
Catalyst Insider Income Fund - Class C	1.75%	1,000.00	1,019.20	8.76	1,016.12	8.75
Catalyst Insider Income Fund - Class I	0.75%	1,000.00	1,024.20	3.76	1,021.08	3.76
Catalyst/MAP Global Balanced Fund - Class A	1.55%	1,000.00	1,001.70	7.69	1,017.11	7.75
Catalyst/MAP Global Balanced Fund - Class C	2.30%	1,000.00	998.80	11.40	1,013.39	11.48
Catalyst/MAP Global Balanced Fund - Class I	1.25%	1,000.00	1,002.90	6.21	1,018.60	6.26
Catalyst Floating Rate Income Fund - Class A	1.35%	1,000.00	1,021.90	6.77	1,018.10	6.76
Catalyst Floating Rate Income Fund - Class C	2.10%	1,000.00	1,018.20	10.51	1,014.38	10.49
Catalyst Floating Rate Income Fund - Class I	1.10%	1,000.00	1,023.10	5.52	1,019.34	5.51
Catalyst/SMH High Income Fund - Class A	1.45%	1,000.00	1,013.70	7.24	1,017.60	7.25
Catalyst/SMH High Income Fund - Class C	2.20%	1,000.00	1,007.30	10.95	1,013.88	10.99
Catalyst/SMH High Income Fund - Class I	1.20%	1,000.00	1,012.40	5.99	1,018.84	6.01
Catalyst/SMH Total Return Income Fund - Class A	1.55%	1,000.00	1,006.90	7.71	1,017.11	7.75
Catalyst/SMH Total Return Income Fund - Class C	2.30%	1,000.00	1,000.90	11.41	1,013.39	11.48
Catalyst/SMH Total Return Income Fund - Class I	1.30%	1,000.00	1,008.20	6.47	1,018.35	6.51
Catalyst/Stone Beach Income Opportunity Fund - Class A	1.55%	1,000.00	1,007.90	7.72	1,017.11	7.75
Catalyst/Stone Beach Income Opportunity Fund - Class C	2.30%	1,000.00	1,004.20	11.43	1,013.39	11.48
Catalyst/Stone Beach Income Opportunity Fund - Class I	1.30%	1,000.00	1,008.30	6.47	1,018.35	6.51

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC- 0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Catalyst Insider Income	12,250	12,250
Catalyst/MAP Global Balanced Fund	12,750	12,750
Catalyst/Princeton Floating Rate Income Fund	12,250	12,250
Catalyst/Princeton Unconstrained Hedged Income Fund	12,250	12,250
Catalyst/SMH High Income Fund	12,250	12,250
Catalyst/SMH Total Return Income Fund	12,250	12,250
Catalyst/Stone Beach Income Opportunity Fund	12,500	12,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
Catalyst Insider Income	2,000	2,000
Catalyst/MAP Global Balanced Fund	2,000	2,000
Catalyst/Princeton Floating Rate Income Fund	2,000	2,000
Catalyst/Princeton Unconstrained Hedged Income Fund	2,000	2,000
Catalyst/SMH High Income Fund	2,000	2,000
Catalyst/SMH Total Return Income Fund	2,000	2,000
Catalyst/Stone Beach Income Opportunity Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2018, and 2017 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2018 and 2017, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 04, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 04, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: September 04, 2018